Presentation to the Special Committee Project Gorilla May 23, 2010 STRICTLY CONFIDENTIAL Exhibit (c)(4)

[ 2 ]
Disclaimer
Moelis & Company (“Moelis”) prepared this presentation for the Special Committee of the Board of Directors of Lion (the
“Company”) based on publicly available information and non-public information that the Company’s management supplied to us.  Moelis has not and does not intend to verify independently any of such information, all of which Moelis assumes is accurate and complete in all material respects.  If this presentation contains projections, forecasts or other forward-looking statements, Moelis assumes that they were prepared based on the best available estimates of the future events underlying such statements.  This presentation speaks only as of its date and Moelis assumes no duty to update it or to advise any person that its conclusions or advice has changed.
This presentation is solely for your information purposes only.  Consider it along with all other facts, advice and its own insights before making your own independent decisions.  Do not provide a copy of this presentation to any person without Moelis’ prior consent. This presentation is for the use and benefit of the Special Committee of the Board of
Directors of Lion in its evaluation of the proposed transaction.  This presentation is not intended to provide the sole basis for making any business decision with respect to the proposed transaction.  This presentation does not address the
Company’s underlying business decision to effect the transaction or the relative merits of the transaction as compared to alternative business strategies or transactions that might be available to the Company.  This presentation does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the proposed transaction or any other matter.
This presentation is not an offer to sell or a solicitation of an indication of interest to purchase any security, option,
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have advised, may seek to advise and may in the future advise or invest in companies mentioned in this presentation.

[ 3 ] I. Transaction Background II. Valuation Analyses Appendix A. Additional Information Table of Contents

I. Transaction Background

[ 5 ]
Lion has experienced several significant changes since the acceptance of the prior offer
Refinanced over $400 million in near-term debt maturities, significantly improving the Company’s capital structure and maturity profile
Obtained an amendment on the Goose credit facility, providing covenant relief and runway
Completed a $47 million add-on issuance of senior notes to complete the acquisition of Ostrich (operates 12 high-end seafood restaurants in the U.S.), repay revolver balances and for corporate purposes
Since the announcement of the original $14.75 offer, the share trading environment has improved for the broader market and
Lion’s comparable companies
Share prices for publicly-traded restaurant and gaming companies have increased 35% and 17%, respectively, on average
Restaurant and gaming EBITDA trading multiples have increased ~1-2x, on average
Company and
Market
Improvements
Since the
November
Announcement
Toucan submitted an updated offer for Lion (“Lion” or the “Company”) in April 2010 for $21.00 per share in cash, a significant premium to the original $14.75 cash offer accepted on November 3, 2009
The Special Committee determined that it would be prudent to proceed with this transaction only after first understanding the position of the Company’s largest independent stockholder, Pershing Square
On April 27, 2010, Lion issued a press release stating that Toucan had reached a tentative agreement with the plaintiff’s attorneys to increase his offer to $21.00 per share
The press release stated that the offer is subject to approval of the Special Committee and a fairness opinion
On May 13, 2010, Toucan submitted a letter to the Special Committee requesting a meeting on May 17 to finalize the revised transaction
Pershing Square submitted a response to the Special Committee outlining its “principles for a workable transaction”
•
Included a price of “not less than $24 per share” and revised bidding provisions “to induce bidders to participate”
On May 17, 2010, Toucan met with the Special Committee, plaintiff’s attorneys and advisors and increased his offer first to $22.50 then to $24.00 per share in cash
Toucan, plaintiff’s attorneys and advisors subsequently engaged to finalize other deal terms
Toucan attempted to engage Pershing Square to negotiate a settlement but was unsuccessful in actively engaging
An amended merger agreement has been negotiated between Toucan and the Special Committee
Recent
Background
Since the prior offer, Pershing Square and its affiliates acquired a significant stake in Lion
Total aggregate economic exposure to 4,008,387 shares (~24.8% of the outstanding) consisting of: (i) 1,604,255 shares purchased outright (~9.9%) and (ii) cash-settled total return swaps providing additional economic exposure to 2,404,126 shares (14.9%)
Immediately following the announcement of Pershing Square’s position in Lion on November 13, 2009, Lion’s shares increased to approximately $19.00 per share
The stock reached an intra-day high of $25.35 on April 26, 2010, closing up 19.3% from the previous day, despite thin trading volume and little news
The only news reported was the $47.0 million add-on notes for the Ostrich acquisition
Share Activity
SITUATION UPDATE
Situation Update

[ 6 ]
Summary of Toucan Proposal
SUMMARY OF TOUCAN PROPOSAL
Notes: Adj. EBITDA is adjusted for one-time items including discontinued operations
1 Unaffected references one-day prior to announcement price on September 8, 2009
2 Debt estimated as of June 30, 2010 and pro forma for debt issued in April 2010 Ostrich transaction
3 Cash estimated as of June 30, 2010
4 Pro forma for Ostrich acquisition which closed on April  30, 2010
5 Based on financials provided by management on May 14, 2010
Unaffected ¹ Original Current Current
($ in millions, except per share data)
9/8/09 Offer 5/21/10 Offer Implied Premiums At Offer
Lion Share Price $10.86 $14.75 $21.67 $24.00
Premium to: Statistic Premium
Fully Diluted Shares Outstanding 16.330 16.403 16.528 16.569 Current (5/21/10) $21.67 10.8%
Fully Diluted Equity Value $177 $242 $358 $398
1-Week Prior to Current Avg. Price $22.30 7.6%
Plus: Debt ² 1,061 1,061 1,061 1,061
30-Day Prior to Current Avg. Price 22.57 6.3%
Less: Excess Cash ³ (19) (19) (19) (19)
60-Day Prior to Current Avg. Price 20.99 14.3%
Total Enterprise Value $1,219 $1,283 $1,400 $1,439
LTM Prior to Current Avg. Price 15.69 52.9%
LTM Prior to Current High Price 25.03 (4.1%)
Implied Valuation Multiples
LTM Prior to Current Low Price 7.88 204.6%
Statistic Multiples
Public Filings and IBES Estimates:
TEV / 3/31/10 LTM Revenues $1,063 1.1x 1.2x 1.3x 1.4x
TEV / 2010E Revenues 1,110 1.1x 1.2x 1.3x 1.3x
TEV / PF 3/31/ 10 LTM Adj. EBITDA
4
$183 6.6x 7.0x 7.6x 7.8x
TEV / 2010E Adj. EBITDA 184 6.6x 7.0x 7.6x 7.8x
3/31/10 LTM  P / E ($2.17) nm nm nm nm
2010E P / E 0.25 nm nm nm nm
Management Projections:
5
TEV / 2010E PF Revenues
4
$1,125 1.1x 1.1x 1.2x 1.3x
TEV / 2011E Revenues 1,162 1.0x 1.1x 1.2x 1.2x
TEV / 2010E PF Adj. EBITDA
4
$182 6.7x 7.0x 7.7x 7.9x
TEV / 2011E Adj. EBITDA 195 6.2x 6.6x 7.2x 7.4x
2010E PF P / E
4
($0.40) nm nm nm nm
2011E P / E 0.13 nm nm nm nm

[ 7 ]
Outside date of December 31, 2010 (amended from May 31, 2010)
Key Dates
The go-shop period will end 45 days after the date of the amendment
The Special Committee has the ability to extend this period by 15 days or longer to permit additional due diligence
The Special Committee or its representatives will send letters to all parties that have been contacted by the Special Committee or its representatives in connection with the solicitation of acquisition proposals stating that all acquisition proposals will be considered by the Special Committee – any proposal must state party’s willingness to proceed without Toucan and the Company’s senior management
The Company will file an 8-K within four business days after the date of the amendment disclosing the pertinent details of the go-shop process as discussed herein
Reimbursement of due diligence expenses for up to two potential acquirors who submit qualified bids in excess of $24.00 per share (capped at $500k each)
Go-Shop /
Solicitation
Break-up fee – eliminated
Replaced with expense reimbursement up to $2.4mm by Lion if the Company enters into an alternative deal identified during the go-shop period ($3.5mm if identified thereafter)
Previous: Lion pays (a) for Toucan’s expenses up to $3.5mm if the Company breaches or if the Company does not hold the Special Meeting by
May 31, 2010; (b) a $4.8mm termination/break-up fee for a deal identified after the go-shop period and a $2.4mm termination fee for an alternative deal identified during the go-shop period
Reverse break-up fee – no change
Toucan pays $20mm if Toucan breaches or if Toucan’s equity commitment is breached, with certain exceptions
Break-Up Fees
$24.00 per share in cash (increased from $14.75 per share in cash)
Total consideration to minority shareholders of approximately $180 million
Implies a Total Enterprise Value (“TEV”) of $1,439 million and an Equity Value of $398 million
Purchase Price and
Consideration
TEV / PF LTM Adj. EBITDA: 7.8x (vs. 6.5x previously)
TEV / PF 2010E Adj. EBITDA: 7.9x (vs. 7.0x)
TEV / 2011E Adj. EBITDA: 7.4x (vs. 6.7x)
Implied Purchase
Multiples ¹
Required debt and equity financing has been secured / obtained
Merger consideration to non-Toucan shareholders will be financed through (i) restricted cash on the balance sheet (proceeds from the December debt refinancing earmarked for the transaction) and  (ii) an equity commitment from Toucan
Financing
Vote on this transaction: Must be approved by a majority of minority of shareholders
Vote on a superior proposal: Toucan would have sole voting power over the 5,731,481 shares that he held as of June 16, 2008, plus up to the first
300,000 shares acquired upon exercise of his outstanding options.  The 3,162,674 shares acquired after the original deal was announced (plus up to the next 500,000 shares acquired upon exercise of his outstanding options), will be voted in proportion to how the minority actually votes on any proposed transaction
HSR – no change
Dismissal of shareholder lawsuit
Conditions
SUMMARY OF AMENDMENT TO MERGER AGREEMENT
Summary of Amendment to Merger Agreement
The following summarizes key transaction provisions of the merger agreement amendment
Note: Based on draft amendment dated April 13, 2010 and Toucan proposal dated May 18, 2010
1 Projections per management

[ 8 ]
Lion Press Release—April 27, 2010
TEXT OF LION PRESS RELEASE – APRIL 27, 2010
Lion Announces Status of Acquisition by Toucan and Tentative Partial Settlement of Delaware Lawsuit
HOUSTON, April 27 /PRNewswire-FirstCall/ -- Lion (“Lion" or the "Company") announced today that after lengthy negotiations with the
Special Committee, made up of outside non-employee directors, and attorneys representing the plaintiff in a lawsuit pending in Delaware, Toucan has reached a tentative agreement with the plaintiff's attorneys to settle the stockholder derivative claim and certain other claims in connection with Toucan’s proposal to merge Lion into his wholly-owned company.  Pursuant to the tentative agreement, Toucan has agreed to increase the price to be paid to Lion stockholders to $21.00 per share in cash in a merger of the Toucan affiliate with Lion.
Toucan’s proposal is subject to further consideration by and approval of the Special Committee and the Special Committee obtaining a fairness opinion from its independent financial advisor as to the financial terms of the proposal.  If approved and recommended by the Committee, the proposal must be approved by the entire Lion Board.  There can be no assurance that a final agreement will be reached.  Any final agreement will be subject to approval by the Company's stockholders, including approval by the holders of a majority of the Company's common stock not owned by Toucan.  The partial settlement of the lawsuit also requires approval by the court after notice and a fairness hearing.

MOELIS & COMPANY

Price Per Share
Volume (millions)

[ 9 ]
Lion Key Trading Statistics
Since Pershing Square acquired shares in Lion, trading volume has generally declined
SINCE PERSHING SQUARE’S FIRST 13-D (11/13/09)
Source: Public filings, Capital IQ
Note:
1 Defined as shares not beneficially owned by Toucan—Toucan currently owns 8.894 million shares
KEY LION TRADING STATISTICS
The float (defined as total shares less Toucan and Pershing Square shares) equals approximately 3.3 million shares, or 20.5%
of total shares outstanding
$0
$5
$10
$15
$20
$25
$30
$35
11/13/09 1/15/10 3/19/10 5/21/10
0.0
0.2
0.4
0.6
0.8
1.0
1.2
Volume Price
Total Shares Outstanding (mm) 16.236
Float ¹ 7.342
Float as a % of Total Shares 45.2%
Float (excl. Pershing Beneficially Owned Shares) ¹ 3.334
Float (excl. Pershing) as a % of Total Shares 20.5%
Trading Volume (mm)
1-Day 0.091
30-Day Average 0.069
60-Day Average 0.049
LTM Average 0.116

[ 10 ]
Lion Current Capitalization
Pro Forma March 31, 2010
LION CAPITALIZATION (PF 3/31/10)
Source: Markit, Capital IQ, Company management
Notes: Pricing and yields as of May 21, 2010
1 Restaurant and Goose leverage presented based on their respective PF 3/31/10 LTM EBITDA of $138.4 million and $45.0 million, respectively (PF for the Ostrich acquisition)
2 Adjusted for capitalized rents ($48.4 million of rent expense at restaurants and $1.0 million at Goose)
3 Pro forma for acquisition of Ostrich which closed on April 30, 2010 and add-on notes which closed on April 28, 2010
4 Restricted cash is earmarked for going private transaction
5 Restaurant Group revolver capacity of $75 million
6 Goose revolver capacity of $47 million
7 Debt is swapped at ~5.4% - 5.5%
8 Lion is still paying interest on the full $165 million
Cum. Cum. Adj. Current
($ in millions)
Amount Maturity Rate Leverage ¹ Leverage ² Bid YTW
Cash & Cash Equivalents ³ $64.1
Restricted Cash
4
73.1
Restaurant Group
Revolving Credit Facility
5
$28.0 11/2013 8.0% 0.2x 2.2x 99.9% 8.0%
Term Loan 152.6 11/2013 8.0% 1.3x 3.0x 99.9% 8.0%
9.500% Senior Notes 0.7 12/2014 9.5% 1.3x 3.0x
7.500% Senior Notes 0.8 12/2014 7.5% 1.3x 3.0x
11.625% Senior Notes ³ 453.5 12/2015 11.6% 4.6x 5.5x 104.5% 10.4%
Non-Recourse Note 10.1 11/2010 9.4% 4.7x 5.5x
Total Restaurant Group Debt $645.7 4.7x 5.5x
Goose
Revolving Credit Facility
6, 7
$36.9 6/2013 L + 200 0.8x 1.0x 79.6% 9.0%
First Lien Term Loan
7
325.0 6/2014 L + 200 8.0x 8.0x 79.6% 9.0%
Second Lien Term Loan
7, 8
69.0 12/2014 L + 325 9.6x 9.5x 39.8% 28.8%
Seller Note 4.0 11/2010 7.0% 9.7x 9.6x
Total Goose Debt $434.9 9.7x 9.6x
Total Lion Debt $1,080.7 5.9x 6.3x

[ 11 ]
Lion Debt Maturity Profile
Since the original transaction announcement, Lion refinanced its near-term debt maturities, significantly improving its maturity profile
$14
$481
$0
$27
$459
$0
$0
$100
$200
$300
$400
$500
$600
2010E 2011E 2012E 2013E 2014E 2015E
AT ORIGINAL OFFER (11/3/09) ¹
Source: Company management
Notes:
1 Debt balances expected as of December 31, 2009 at time of announcement
2 Debt balances as of March 31, 2010 and pro forma for acquisition of Ostrich which closed on April 30, 2010
CURRENT (5/21/10) ²
$14
$0 $0
$217
$396
$454
$0
$100
$200
$300
$400
$500
$600
2010E 2011E 2012E 2013E 2014E 2015E

[ 12 ]
Goose February 2010 Amendment Summary
TRANSACTION OVERVIEW
GOOSE – PRO FORMA CAPITALIZATION ¹
Actual PF
($ in millions)
12/31/09 Adjustments 12/31/09
Revolver $44.8 $44.8
First Lien Term Loan 325.5 325.5
Second Lien Term Loan 131.8 (62.8) 69.0
Seller Note 4.0 4.0
Total Debt $506.1 $443.3
Statistic
Total Debt / 2009A Adj. EBITDA $43.5 11.6x 10.2x
Total Debt / 2010E Adj. EBITDA 43.5 11.6x 10.2x
Source: Company filings
Note:
1 Capitalization table does not include intercompany subordinated notes
On February 17, 2010, Goose entered into amendments to its First Lien Credit Agreement and Second Lien Credit Agreement, waiving potential defaults under both agreements and advancing the maturity of the second lien facility to November 2, 2014 from December 31, 2014
As part of the amendments, the existing financial covenants were replaced with the following covenants:
Minimum EBITDA
Minimum liquidity
Minimum cage cash
Maximum capital expenditures
Consenting First Lien lenders received a consent fee of 0.5%
All First Lien lenders received:
0.5% annual consent fee on outstanding commitments through maturity
1.0% additional interest on unpaid Advances in the form of PIK or cash interest at Goose’s discretion
In connection with the amendments, the following terms were also agreed to:
The maturity on the existing $4 million seller note would be extended to November 2, 2014 from November 2, 2010
Affiliates of Goose would provide $50 million of additional funds ($20 million for operating liquidity and fees / $30 million to purchase second lien debt at 40% of face value or if unable to buy second lien at no more than 40%, proceeds must be used to repay first lien at par by the end of 2010) in return for non-interest bearing subordinated notes
$45.1 million has been funded to date; $4.9 million must be funded by year-end to repurchase debt
The Restaurant Group is permitted to fund an additional estimated $8 million into Goose, per management

MOELIS & COMPANY

▪

Price Per Share
Volume (millions)

[ 13 ]
Lion Recent Share Price Performance
Share price performance over the last two years
SHARE PRICE PERFORMANCE—LAST TWO YEARS
Source: Capital IQ
2/13/09 – Closes on $296
million of senior secured notes
and a $216 million senior
secured credit facility
1/12/09 –
Terminates
previously
announced go-
private
transaction with
Toucan
10/18/08 – Board approves
amendment to merger agreement
to be acquired for $13.50 / share
8/8/08 – “Go-
shop” period
ends
6/18/08 –
Enters into
definitive
agreement
to be
acquired by
Toucan for
$21.00 /
share
Lion’s share price has risen ~58% since the announcement of Toucan’s $14.75 offer
Offer:  $24.00
9/9/09 – Announces Toucan’s
intention to negotiate a transaction
9/4/09 – Toucan submits letter
regarding go-private transaction
(undisclosed)
8/14/09 – Special Committee is
formed to explore strategic
alternatives (undisclosed)
11/3/09 – Enters into definitive agreement to be
acquired by Toucan for $14.75 / share
11/13/09 – Pershing Square reveals 9.9% stake and
will oppose transaction
12/1/09 – Closes $642 million refinancing
11/17/09 – Announces $642 million refinancing
4/23/10 – Prices additional
$47 million of notes
4/27/10 – Announces
agreement with plaintiff’s
counsel at $21.00 / share
3/4/10 –
Announces
Ostrich
acquisition in a
stalking horse bid
5/10/10 – Announces
1Q 2010 results
$0
$5
$10
$15
$20
$25
$30
$35
5/21/08 9/21/08 1/21/09 5/21/09 9/21/09 1/21/10 5/21/10
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Volume Price Offer ($24.00)

MOELIS & COMPANY

Indexed Price Performance

Indexed Price Performance

[ 14 ]
0
20
40
60
80
100
120
140
160
180
200
11/09 12/09 2/10 3/10 5/10
Lion Gaming ¹ Restaurants ² S&P 500
Indexed Share Price Performance
Relative share price performance over the last two years
0
20
40
60
80
100
120
140
160
180
200
5/08 11/08 5/09 11/09 5/10
Lion Gaming ¹ Restaurants ² S&P 500
LAST TWO YEARS
Source: Capital IQ
Notes:
1 Gaming index includes Ameristar Casinos, Boyd Gaming, Isle of Capri, Monarch Casino & Resort, Penn National Gaming and Pinnacle Entertainment
2 Restaurants index includes Brinker International, Darden Restaurants, O’Charley’s, Red Robin Gourmet Burgers, Ruby Tuesday, Texas Roadhouse, BJ’s Restaurants, Cheesecake Factory, PF Chang’s China
Bistro, McCormick & Schmick’s, Morton’s Restaurant Group and Ruth’s Hospitality Group
Lion: 58%
Gaming: 17%
Restaurants: 35%
S&P 500: 4%
Restaurant share prices have seen a significant rebound since the lows experienced at the start of 2009
Restaurant and gaming share prices have increased 35% and 17%, respectively, since the original offer announcement
11/3/09 – Lion enters into definitive
agreement to be acquired by Toucan for
$14.75 / share
SINCE ORIGINAL OFFER ANNOUNCEMENT (11/3/09)
Lion: 37%
Gaming:  (28%)
Restaurants: 16%
S&P 500: (22%)

[ 15 ]
Restaurant Sector Overview –
Trading Valuation
Total Enterprise Value / PF LTM EBITDA
6.2x
5.5x
7.7x
6.9x
0.0x
3.0x
6.0x
9.0x
12.0x
15.0x
Lion Casual Dining ¹ Upscale Casual
Dining ²
Fine Dining ³
PRE-ORIGINAL OFFER (11/1/09)
Source: Capital IQ, Company filings
Notes:
1 Casual Dining includes Brinker International, Darden Restaurants, O’Charley’s, Red Robin Gourmet Burgers, Ruby Tuesday and Texas Roadhouse
2 Upscale Casual Dining includes BJ’s Restaurants, Cheesecake Factory and PF Chang’s China Bistro; excludes California Pizza Kitchen because the company is reviewing strategic alternatives
3 Fine Dining includes McCormick & Schmick’s, Morton’s Restaurant Group and Ruth’s Hospitality Group
CURRENT / CHANGE (5/21/10)
7.5x /
+0.6x
9.9x /
+2.2x
6.6x /
+1.1x
7.6x /
+1.4x
0.0x
3.0x
6.0x
9.0x
12.0x
15.0x
Lion Casual Dining ¹ Upscale Casual
Dining ²
Fine Dining ³
Restaurant trading multiples have increased significantly since the original offer announcement

[ 16 ]
Gaming Sector Overview –
Trading Valuation
Total Enterprise Value / 2010E EBITDA
PRE-ORIGINAL OFFER (11/1/09)
Source: Capital IQ, Company filings
Notes:
1 Mid/Small-Cap (Major Markets) includes Boyd Gaming
2 Mid/Small-Cap (Other Markets) includes Ameristar Casinos, Isle of Capri, Penn National Gaming and Pinnacle Entertainment
3 Single Asset includes Monarch Casino & Resort
CURRENT / CHANGE (5/21/10)
Gaming trading multiples have increased significantly since the original offer announcement
6.8x
8.2x
6.7x
6.4x
0.0x
3.0x
6.0x
9.0x
12.0x
15.0x
Lion Mid/Small-Cap
(Major Markets) ¹
Mid/Small-Cap
(Other Markets) ²
Single Asset ³
7.4x /
+1.0x
8.2x /
+1.5x
10.7x /
+2.5x
7.6x /
+0.8x
0.0x
3.0x
6.0x
9.0x
12.0x
15.0x
Lion Mid/Small-Cap
(Major Markets) ¹
Mid/Small-Cap
(Other Markets) ²
Single Asset ³

MOELIS & COMPANY

Price Per Share
Volume (millions)

[ 17 ]
Lion Long-Term Share Price Performance
Lion share price performance since its initial public offering
SHARE PRICE PERFORMANCE—SINCE IPO
Source: Capital IQ
Offer:  $24.00
11/3/09 – Lion enters into definitive
agreement to be acquired by Toucan for
$14.75 / share
$0
$5
$10
$15
$20
$25
$30
$35
$40
1993 1995 1997 1999 2001 2003 2005 2007 2009
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
Volume Price Offer ($24.00)

MOELIS & COMPANY

Total Enterprise Value / LTM EBITDA

[ 18 ]
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Lion Trailing Total Enterprise Value / EBITDA Multiple
TEV / LTM EBITDA MULTIPLE ¹—SINCE 2000
Source: Capital IQ
Note:
1 LTM EBITDA is not adjusted for discontinued operations that became discontinued after the respective periods shown; therefore figures shown may not tie to other multiples shown; pro forma for acquisition of Ostrich which closed on April 30, 2010
Current: 7.6x
Offer:
7.8x
1-Year Average: 6.5x
3-Year Average: 6.3x
10-Year Average: 7.1x
Offer:  7.8x
11/3/09 – Lion enters into definitive
agreement to be acquired by Toucan for
$14.75 / share
The current offer’s implied TEV / LTM EBITDA multiple is higher than its 1, 3 and 10-year average

II. Valuation Analyses

[ 20 ]
Valuation Framework
Key Metrics Methodology
Comparable public trading multiples establish baseline valuation parameters
TEV / EBITDA, P/E and PEG multiples are relevant metrics for restaurant companies based on
LTM EBITDA and EPS
LTM TEV / EBITDA multiples are most relevant for the Restaurant Group given Lion’s negative / nominal projected EPS
TEV / EBITDA multiples are relevant metrics for gaming companies based on 2010E EBITDA
Need to assess both restaurant and gaming multiples separately
Comparable Public
Trading Multiples
Leveraged Buyout
Analysis
Traditional Discounted
Cash Flow Analysis
Precedent Transaction
Multiples
Based on capital structure and purchase value combination that produce a 25%+ IRR to investors
Based on management’s financial projections through 2014 (five year projections)
Highly sensitive to assumptions on terminal cash flow, growth and discount rates
Need to assess both restaurant and gaming operations separately
TEV / LTM EBITDA multiples were considered for restaurant precedent transactions
TEV / Forward EBITDA multiples were considered for gaming precedent transactions
Standard valuation practices for each industry
Financial projections provided by management on October 28, 2009 and updated on May 14, 2010 form the basis for Moelis’ valuation analysis
Moelis employed four principal methodologies in its valuation analysis for Lion

[ 21 ]
Summary of Historical and Projected Financials
SUMMARY OF HISTORICAL AND PROJECTED FINANCIALS
Notes: Projections from 2010 to 2014 include the acquisition of Ostrich (closed on April 30, 2010)
1 Same store sales for 2010E includes one quarter of actual results and is assumed to be flat for the remainder of the year
2 2009A Adjusted EBITDA excludes discontinued operations and is adjusted for the following one-time items:  refinancing costs of $1.0mm, transaction costs of $4.0mm, debt retirement expenses of
$4.0mm, and non-recurring gains of $33.9mm.  The $33.9mm of non-recurring gains include the following:  lease termination of $7.5mm, excess insurance proceeds of $4.9mm, gain on asset sales of
$2.1mm, and gain on Goose debt buyback of $19.4mm
3 Adjusted to include full-year impact of Ostrich acquisition in 2009 and 2010
4 2006-2009 adjustednet income is calculated using a tax rate of 32.0% per management
5 Significant growth capex in 2009E is related to the new Goose tower
The following sets forth historical and projected financials for the consolidated company received from management on May 14
th
Fiscal Year Ended December 31,
($ in millions)
2006A 2007A 2008A 2009A 2010E 2011E 2012E 2013E 2014E
Units 164 173 174 174 189 192 195 198 201
Same Store Sales ¹ 4.6% 0.6% (2.3%) (7.3%) (0.5%) 1.0% 1.0% 1.0% 1.0%
Revenues $1,102 $1,160 $1,144 $1,060 $1,107 $1,162 $1,191 $1,220 $1,249
Revenue Growth % 5.3% (1.4%) (7.3%) 4.4% 5.0% 2.5% 2.4% 2.4%
Memo: Ostrich Revenues $36 $56 $57 $57 $58
COGS 250 256 245 219 228 239 244 249 254
Gross Profit $852 $904 $899 $842 $879 $923 $947 $971 $995
Gross Margin 77.4% 77.9% 78.5% 79.4% 79.4% 79.4% 79.5% 79.6% 79.6%
Labor 358 375 366 341 356 374 383 392 401
Other Operating Expenses 278 292 288 265 295 305 310 315 320
Unit Level Profit $216 $237 $244 $236 $228 $244 $254 $264 $274
Unit Level Profit Margin 19.6% 20.4% 21.3% 22.3% 20.6% 21.0% 21.3% 21.6% 21.9%
Adj . EBITDA ² $158 $182 $192 $182 $179 $195 $205 $216 $226
EBITDA Margin 14.4% 15.7% 16.8% 17.2% 16.2% 16.8% 17.3% 17.7% 18.1%
EBITDA Growth % 14.7% 5.7% (5.3%) (1.5%) 9.1% 5.1% 4.9% 4.7%
Memo: Ostrich Adj. EBITDA $3 $6 $6 $6 $7
PF Adj . EBITDA ³ $158 $182 $192 $185 $182 $195 $205 $216 $226
Depreciation & Amortization 56 65 70 72 81 84 85 86 87
Adj . EBIT ² $103 $116 $122 $110 $98 $112 $121 $130 $138
EBIT Margin 9.3% 10.0% 10.7% 10.4% 8.8% 9.6% 10.2% 10.6% 11.1%
EBIT Growth % 13.6% 4.6% (9.7%) (11.0%) 14.3% 8.2% 7.3% 6.5%
Adj. Net Income
4 $36 $29 $26 ($34) ($7) $2 $13 $19 $27
Net Income Margin 3.3% 2.5% 2.3% nm nm 0.2% 1.1% 1.6% 2.2%
Net Income Growth % (19.3%) (9.9%) nm nm nm 492.3% 53.8% 40.1%
Maintenance Capital Expenditures 20 29 25 26 16 19 19 19 19
Growth Capital Expenditures 5 160 91 79 108 9 9 9 9 9
Total Capital Expenditures $180 $120 $104 $134 $25 $28 $28 $28 $28

[ 22 ]
Acquisition of Ostrich
Ostrich operates 12 high-end seafood restaurants in the U.S.
Ostrich filed for Chapter 11 in July 2009 (owner is Clarion Capital Partners)
In April 2010, Lion was approved as the stalking horse bidder and signed a purchase agreement to acquire Ostrich
Total consideration of ~$27 million includes:
•
$6.6 million in cash
•
$16.8 million of bank debt
•
Negative working capital of $3.6 million (including severance)
A bankruptcy hearing to finalize the transaction was held on April 26, 2010 and the transaction closed on
April 30, 2010
To fund the transaction, Lion issued $47 million of additional 11.625% notes at a premium and expects to use the excess proceeds to repay the Restaurant Group revolver
Ostrich generated ~$2.5 million of EBITDA in 2009
Lion expects Ostrich to generate ~$6 - $7 million of EBITDA annually and expects to incur capital expenditures of ~$0.6 million per year
Ostrich does not have any out of the ordinary liabilities that Lion expects to incur
OSTRICH ACQUISITION HIGHLIGHTS
OSTRICH SUMMARY PROJECTIONS (2009A – 2014E) ¹
Fiscal Year Ended December 31,
($ in millions)
2009A 2010E 2011E 2012E 2013E 2014E
Revenues $55 $56 $57 $57 $58
Growth % 1.2% 1.0% 1.0% 1.0%
Restaurant Level Profit $7 $7 $7 $8 $8
Margin 12.9% 13.1% 13.1% 13.3% 13.5%
Growth % 2.7% 1.0% 2.7% 2.6%
Adj. EBITDA $3 $6 $6 $6 $6 $7
Margin 10.9% 11.1% 11.1% 11.4% 11.6%
Growth % 3.2% 1.2% 3.1% 3.1%
The acquisition of Ostrich closed on April 30, 2010
Source: Company management
Note:
1 2010 full year impact is not included in the corporate projections

[ 23 ]
Financial Projections Variances
Set forth below are the variances between the consolidated Lion projections provided by management on May 14, 2010 and April 16, 2010 / February 24, 2010
PROJECTIONS VARIANCES
Source: Company management
2010 projections have been adjusted for Q1 actual results
2010 revenue is projected to be slightly higher
Outperformed some higher-end comparable operators
Experienced ~-2% same-store-sales growth in Q1
Flat same-store-sales growth assumed for the remainder of 2010
EBITDA is projected to be approximately $2mm lower
Some margin compression in Q1 – labor, advertising, promotional and G&A expenses were higher than expected
Cost of sales improved in Q1
The projections do not include any potential impact from the recent Gulf oil situation – management has noted this as a risk factor
RESTAURANT GROUP GOOSE
Goose projections are unchanged for 2011 - 2014
2010 projections have been adjusted for Q1 actual results
Goose outperformed the Company’s budget in Q1
Higher occupancy, but still a challenging rate environment
Fiscal Year Ended December 31,
($ in millions)
2009A 2010E 2011E 2012E 2013E 2014E
Revenues
Restaurant Group (4/16/10) $843 $881 $919 $938 $956 $974
Restaurant Group (Current) 843 882 919 938 956 974
Restaurant Group Difference $0 $1 $0 $0 $0 $0
% Variance 0.0% 0.1% 0.0% 0.0% 0.0% 0.0%
Goose (2/24/10) $217 $223 $243 $253 $264 $275
Goose (Current) 217 225 243 253 264 275
Goose Difference $0 $3 $0 $0 $0 $0
% Variance 0.0% 1.2% 0.0% 0.0% 0.0% 0.0%
Adj. EBITDA
Restaurant Group (4/16/10) $139 $137 $145 $150 $156 $161
Restaurant Group (Current) 139 136 145 150 156 161
Restaurant Group Difference $0 ($2) $0 $0 $0 $0
% Variance 0.0% (1.3%) 0.0% 0.0% 0.0% 0.0%
Goose (2/24/10) $43 $42 $50 $55 $60 $65
Goose (Current) 43 44 50 55 60 65
Goose Difference $0 $2 $0 $0 $0 $0
% Variance 0.0% 3.6% 0.0% 0.0% 0.0% 0.0%
Restaurant Group projections are unchanged for 2011 - 2014

[ 24 ]
Financial Projections Variances (cont.)
Set forth below are the variances between the consolidated Lion projections provided by management on May 14, 2010 and October 28, 2009
Updated projections include the acquisition of Ostrich ($55-60mm revenues; $6-7mm EBITDA)
2010 same-store-sales was revised down to flat for Q2 – Q4 from +1%
Projections include Q1 actuals – same-store-sales were down ~2% in
Q1
Poor weather in the first quarter of 2010 caused a number
restaurants to close temporarily
Poor weather disproportionately affected sales in the Specialty
Division
Margins / flow-through assumptions have not changed
RESTAURANT GROUP GOOSE
Gaming market is experiencing a slower economic recovery and increased competition (oversupply of rooms)
Driving more volume but rates continue to be challenging
Convention business has still not recovered
Consumers are still vacationing on a budget
Gaming revenue still challenged; consumers are playing cheaper slots
Spending on food & beverage, entertainment and other venues
continues to be challenged
2010 margins are expected to be slightly higher than originally anticipated due to effects of cost savings programs
PROJECTIONS VARIANCES
Source: Company management
Fiscal Year Ended December 31,
($ in millions)
2009A 2010E 2011E 2012E 2013E 2014E
Revenues
Restaurant Group (10/28/09) $841 $852 $869 $887 $905 $923
Restaurant Group (Current) 843 882 919 938 956 974
Restaurant Group Difference $2 $30 $50 $51 $51 $52
% Variance 0.3% 3.5% 5.8% 5.7% 5.7% 5.6%
Memo: Ostrich Revenues $36 $56 $57 $57 $58
Goose (10/28/09) $225 $233 $246 $265 $275 $285
Goose (Current) 217 225 243 253 264 275
Goose Difference ($9) ($7) ($3) ($12) ($12) ($10)
% Variance (3.9%) (3.1%) (1.2%) (4.5%) (4.2%) (3.6%)
Adj. EBITDA
Restaurant Group (10/28/09) $138 $140 $144 $149 $154 $159
Restaurant Group (Current) 139 136 145 150 156 161
Restaurant Group Difference $0 ($4) $1 $1 $1 $2
% Variance 0.1% (2.9%) 0.7% 0.8% 0.9% 1.0%
Memo: Ostrich Adj. EBITDA $3 $6 $6 $6 $7
Goose (10/28/09) $43 $44 $50 $60 $65 $70
Goose (Current) 43 44 50 55 60 65
Goose Difference $0 ($0) $0 ($5) ($5) ($5)
% Variance 1.1% (1.1%) 0.0% (8.3%) (7.7%) (7.1%)

[ 25 ]
Summary of Historical and Projected Financials—Restaurant Group
SUMMARY OF RESTAURANT GROUP FINANCIALS
Notes: Projections from 2010 to 2014 include the acquisition of Ostrich (closed on April 30, 2010)
1 Same store sales for 2010E includes one quarter of actual results and is assumed to be flat for the remainder of the year
2 2009A Adjusted EBITDA excludes discontinued operations and is adjusted for the following one-time items:  refinancing costs of $1.0mm, transaction costs of $4.0mm, debt retirement expenses of
$4.0mm, and non-recurring gains of $33.9mm.  The $33.9mm of non-recurring gains include the following:  lease termination of $7.5mm, excess insurance proceeds of $4.9mm, gain on asset sales of
$2.1mm, and gain on Goose debt buyback of $19.4mm
3 Adjusted to include full-year impact of Ostrich acquisition in 2009 and 2010
4 2006-2009 adjustednet income is calculated using a tax rate of 32.0% per management
The following sets forth historical and projected financials for the Restaurant Group received from management on May 14
th
Fiscal Year Ended December 31,
($ in millions) 2006A 2007A 2008A 2009A 2010E 2011E 2012E 2013E 2014E
Units 164 173 174 174 189 192 195 198 201
Same Store Sales ¹ 4.6% 0.6% (2.3%) (7.3%) (0.5%) 1.0% 1.0% 1.0% 1.0%
Revenues $871 $894 $891 $843 $882 $919 $938 $956 $974
Revenue Growth % 2.7% (0.4%) (5.3%) 4.5% 4.3% 2.0% 2.0% 1.9%
Memo: Ostrich Revenues $36 $56 $57 $57 $58
COGS 237 242 231 206 214 223 228 232 237
Gross Profit $634 $653 $660 $638 $668 $696 $710 $724 $738
Gross Margin 72.8% 73.0% 74.1% 75.6% 75.7% 75.7% 75.7% 75.7% 75.7%
Labor 256 259 258 244 258 269 274 280 285
Other Restaurant Operating Expenses 209 220 220 201 225 233 237 240 244
Restaurant Level Profit $168 $173 $181 $193 $185 $194 $199 $204 $209
Restaurant Level Profit Margin 19.3% 19.3% 20.3% 22.8% 21.0% 21.1% 21.2% 21.3% 21.5%
Adj. EBITDA ² $110 $119 $130 $139 $136 $145 $150 $156 $161
EBITDA Margin 12.7% 13.3% 14.6% 16.4% 15.4% 15.8% 16.0% 16.3% 16.5%
EBITDA Growth % 7.4% 9.7% 6.4% (2.0%) 7.2% 3.4% 3.4% 3.3%
Memo: Ostrich Adj. EBITDA $3 $6 $6 $6 $7
PF Adj . EBITDA ³ $110 $119 $130 $141 $139 $145 $150 $156 $161
Depreciation & Amortization 44 47 49 50 51 52 53 54 54
Adj . EBIT ² $67 $71 $81 $88 $85 $93 $97 $102 $107
EBIT Margin 7.7% 8.0% 9.1% 10.5% 9.6% 10.1% 10.4% 10.7% 10.9%
EBIT Growth % 6.8% 13.6% 9.1% (4.3%) 9.9% 4.8% 4.6% 4.5%
Adj. Net Income 4
$22 $16 $22 ($25) $13 $19 $26 $30 $34
Adj. Net Income Margin 2.5% 1.8% 2.5% nm 1.5% 2.1% 2.8% 3.1% 3.5%
Adj. Net Income Growth % (28.5%) 39.5% nm nm 51.5% 35.0% 12.9% 14.7%
Maintenance Capital Expenditures 10 12 14 14 14 14 14 14 14
Growth Capital Expenditures 77 43 29 7 9 9 9 9 9
Total Capital Expenditures $87 $56 $43 $21 $23 $23 $23 $23 $23

[ 26 ]
SUMMARY OF GOOSE FINANCIALS
Summary of Historical and Projected Financials—Goose
The following sets forth historical and projected financials for Goose received from management on May 14
Note:
1 2006-2009 adjusted net income is calculated using a tax rate of 32.0% per management th
Fiscal Year Ended December 31,
($ in millions)
2006A 2007A 2008A 2009A 2010E 2011E 2012E 2013E 2014E
Revenues $231 $266 $253 $217 $225 $243 $253 $264 $275
Revenue Growth % 15.0% (4.8%) (14.4%) 4.0% 7.6% 4.3% 4.2% 4.2%
Adj. EBITDA $48 $63 $62 $43 $44 $50 $55 $60 $65
EBITDA Margin 20.7% 23.7% 24.5% 20.1% 19.3% 20.6% 21.7% 22.7% 23.6%
EBITDA Growth % 31.7% (1.9%) (29.8%) 0.0% 14.9% 10.0% 9.1% 8.3%
Depreciation & Amortization 12 18 21 22 30 31 31 32 33
Adj. EBIT $36 $45 $41 $22 $13 $19 $24 $28 $32
EBIT Margin 15.4% 17.0% 16.1% 9.9% 5.9% 7.8% 9.3% 10.6% 11.5%
EBIT Growth % 26.3% (9.6%) (47.2%) (38.7%) 42.4% 24.9% 18.5% 13.8%
Adj . Net Income ¹ $14 $14 $4 ($9) ($20) ($17) ($14) ($10) ($7)
Adj. Net Income Margin 6.2% 5.1% 1.8% nm nm nm nm nm nm
Adj. Net Income Growth % (5.0%) (67.1%) nm nm nm nm nm nm
Maintenance Capital Expenditures $10 $17 $11 $12 $3 $5 $5 $5 $5
Growth Capital Expenditures 83 48 50 102 0 0 0 0 0
Total Capital Expenditures $93 $64 $61 $113 $3 $5 $5 $5 $5
Las Vegas Operating Statistics
ADR $83.37 $92.60 $91.44 $71.87 $71.46 $77.10 $79.71 $83.19 $87.38
Occupancy % 92.0% 96.5% 92.2% 87.8% 76.9% 81.8% 85.8% 87.2% 89.7%
RevPAR $76.74 $89.33 $84.35 $63.12 $54.94 $63.07 $68.37 $72.58 $78.39
Laughlin Operating Statistics
ADR $45.96 $46.16 $42.37 $38.80 $39.10 $42.31 $44.32 $45.34 $46.36
Occupancy % 86.5% 87.0% 88.5% 92.6% 92.5% 91.9% 91.9% 91.9% 91.9%
RevPAR $39.73 $40.16 $37.48 $35.92 $36.19 $38.90 $40.75 $41.68 $42.62

[ 27 ]
Key Projections Assumptions
The following are management’s key assumptions for the financial projections
KEY PROJECTIONS ASSUMPTIONS
Construction of the Las Vegas new tower was completed in November 2009
EBITDA is projected to be $44mm in 2010 (19.3% margin), increasing to $50mm in 2011 (20.6% margin) and $65mm by
2014 (23.6% margin)
Room rates have been under pressure due to the recession and new supply in the Las Vegas market (CityCenter)
Occupancy is lower relative to historical levels given the downturn and the additional capacity of the new tower
Goose Financials
For presentation purposes, Adjusted EBITDA is shown which excludes certain non-recurring items and represents the continuing operations of the business
Projections exclude discontinued / closed restaurant operations
$21mm of excess cash is assumed
Management estimates minimum cash for the Company to be $13mm ($3mm for the Restaurant Group and
$10mm Goose cage cash)
Cash and debt are pro forma for payments that are committed to and expected to be made in the next two quarters
Other
Restaurant Group:
2010-2014: Total capex of $23mm per year consisting of maintenance capex of $14mm ($1mm for Ostrich) and growth capex of $9mm ($3mm per new unit)
Pre-opening expense of approximately $250,000 per new unit
Steady state capex for calculating the discounted cash flow terminal value: $32mm total, consisting of $13mm maintenance, $9mm replacement for normal course store closings, $1-$2mm corporate / general and $8-$9mm growth consistent with a 2% perpetuity cash flow growth rate
Goose:
Per management, optimal maintenance capex of 5% of revenues per year; however, due to credit agreement restrictions, $5mm per year is assumed from 2011 to 2014, creating a total deferral of $40mm (netted against the terminal value)
$14mm of capex projected into perpetuity per management (~5% of revenue)
Capital Expenditures
Projections based on flat same-stores sales for the remainder of 2010 and positive 1% same-store sales in 2011-2014 at existing restaurants; restaurant level profit (“RLP”) flow-through on incremental sales of 40% (2009 baseline)
Three new units per year from 2010 to 2014 (all Sabre)
New units generate approximately $3.0 million of revenue and $450,000 of restaurant level profit per year (mid-year convention used)
2010 financials include actuals through 1Q; April-December ‘10 Flat SSS for all concepts
Projections reflect the acquisition of Ostrich, which includes 12 restaurants (transaction closed on April 30, 2010)
Ostrich is projected to generate $55-60mm of revenues and $6-7mm of EBITDA (2009 EBITDA of $2.5mm)
Restaurant Group
Financials

[ 28 ]
Summary Valuation Analysis— Total Enterprise Value
$1,135
$980
$1,085
$1,095
$1,170
$305
$285
$325
$830
$760
$760
$1,610
$1,365
$1,360
$1,185
$1,455
$435
$390
$390
$1,175
$1,040
$970
$0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Leveraged Buyout Analysis
Last Twelve Months
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
SUMMARY VALUATION ANALYSIS—TOTAL ENTERPRISE VALUE
RESTAURANT GROUP
GOOSE
COMBINED
(7.5x) (9.0x)
(6.5x) (9.0x)
(7.0x) (10.0x)
(5.5x) (7.0x)
(5.5x) (7.5x)
(6.0x) (8.5x)
Implied TEV /
PF 2010E EBITDA
Implied Share Price
TEV
(6.0x) (6.5x)
(7.5x) (6.0x)
(5.4x)
(6.2x) (8.8x)
(7.5x)
- 1.4x 2.7x 4.1x 5.5x 6.9x
- $41.99 $56.39
One-Day Prior to Announcement of Toucan’s Intention to
Negotiate a Transaction (9/8/09):  $10.86 (6.7x)
Offer:
$24.00 (7.9x)
Note: Multiple of 2010E EBITDA shown in parentheses except restaurant comparable companies, restaurant precedent transactions and restaurant DCF which are LTM
1 Precedent transactions shown net ofestimated $65mm of change of control payments to Toucan
(6.4x) (8.0x)
($ in millions, except per share data)
Relevant Metrics
LTM PF Adj. EBITDA: $138mm
0.0%-3.0% Free Cash Flow
Perpetuity Growth Rate
10.0%-11.0% WACC
2010E  EBITDA: $44mm
2010E  EBITDA: $44mm
0.0%-3.0% Free Cash Flow
Perpetuity Growth Rate
10.0%-11.5% WACC
Implied Multiples of PF
2010E EBITDA: $184mm
LTM PF Adj. EBITDA: $138mm
1
8.2x 9.6x 11.0x
$27.59 $12.74 - - - -

[ 29 ]
Goose Separation Considerations
Goose debt is non-recourse to the Restaurant Group
However, management noted the following negative consequences to the Restaurant Group if the
Restaurant Group does not honor the debt at Goose, including but not limited to the following:
Vendors withdrawing / cancelling services
Employee retention and ability to hire going forward
Negative media impact – particularly in Texas where the media would focus on Lion, not Goose, and where Lion has a significant portion of its restaurant locations
Reduction of Restaurant Group revenue and EBITDA
Challenges in accessing the capital markets
•
Higher cost of debt and equity expected due to credibility issues
•
Lender overlap across the Restaurant Group and Goose
Impact on ability to sign new leases
Disruption to the business and management distraction
Legal costs and litigation risk
Management noted that each of these consequences would be severe in the short-term, less dramatic in the long-term, but both were to difficult to quantify
Goose has continued to receive cash infusions from the Restaurant Group
As part of the recent Goose amendment, the Restaurant Group has provided $50 million to Goose for debt buyback and working capital
GOOSE SEPARATION CONSIDERATIONS

[ 30 ]
Summary Valuation Analysis— Equity Value
SUMMARY VALUATION ANALYSIS—EQUITY VALUE
RESTAURANT GROUP
GOOSE
COMBINED
Equity Value
Assumes Goose debt is treated as consolidated debt for equity valuation purposes
Price Per Share - - - - $6.16 $12.22 $18.24 $24.14 $29.98 $41.49 $47.25 -
($ in millions, except per share data)
One-Day Prior to Announcement of Toucan’s Intention to
Negotiate a Transaction (9/8/09):  $10.86
Offer:
$24.00
1
$35.73 $53.01
Note:  Implied share prices shown next to equity value for the combined company
1
Precedent transactions shown net of estimated $65mm of change of control payments to Toucan
$225
$160
$160
$575
$435
$365
$90 / $5.54
($60) / ($3.70)
$50 / $3.08
$50 / $3.08
$130 / $8.00
($45)
($45)
($5)
$570 / $34.01
$325 / $19.70
$320 / $19.42
$140 / $8.61
$415 / $25.02
($135)
($155)
($110)
($400)
($300)
($200) ($100) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Leveraged Buyout Analysis
Last Twelve Months
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies

[ 31 ]
Summary Valuation Analysis— Equity Value (cont.)
$0
$0
$0
$225
$160
$160
$575
$435
$365
$225 / $13.73
$95 / $5.85
$160 / $9.82
$50 / $3.08
$130 / $8.00
$575 / $34.30
$370 / $22.37
$365 / $22.07
$140 / $8.61
$415 / $25.02
($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Leveraged Buyout Analysis
Last Twelve Months
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
Discounted Cash Flow Analysis
Precedent Transactions
Comparable Companies
SUMMARY VALUATION ANALYSIS—EQUITY VALUE
RESTAURANT GROUP
GOOSE
Equity Value
Assumes Goose debt is non-recourse to the Company for equity valuation purposes
COMBINED
($ in millions, except per share data)
One-Day Prior to Announcement of Toucan’s Intention to
Negotiate a Transaction (9/8/09):  $10.86
Offer:
$24.00
Moelis has not deducted any breakage costs, penalties or other negative financial impacts to the Restaurant Group if Goose debt is not honored.  Though management has indicated that Lion would incur such costs, it has not been able to quantify them
1
Note: Implied share prices shown next to equity value for the combined company
1 Precedent transactions shown net ofestimated $65mm of change of control payments to Toucan
Price Per Share
- - - - $6.16 $12.22 $18.24 $24.14 $29.98 $41.49 $47.25 - $35.73 $53.01

[ 32 ]
Market Data on Selected Restaurant Companies
Trading statistics as of May 21, 2010
SELECTED RESTAURANT TRADING COMPARABLES
Source: Capital IQ, Public filings. Wall Street research, management estimates
Notes:
1 Market value of equity plus net debt
2 Represents Adj. EV / EBITDAR. EV + (8*LTM Rent Expense) / EBITDAR
3 LTM multiples are pro forma for sale of On the Border to Golden Gate Capital – if On the Border was included, Brinker would trade at a 6.3x TEV/ LTMEBITDA multiple
4 Forward multiples based on management projections
Lion’s restaurant operations comprise bar & grill, casual dining and upscale and fine dining concepts
The selected comparable companies below capture each of these sub-sectors within the restaurant industry as well as multi-concept operators
Focus should be shifted away from Darden and Texas Roadhouse
Due to Darden’s size and Texas Roadhouse’s best-in-class operations, industry observers are expecting the two operators to recover and expand margins faster than the rest of the peer group
Share Price 52 Week Equity Enterprise Enterprise Value/LTM Forward EV/EBITDA Forward P/E PEG Ratio Growth Adj. Debt / Debt /
($ in millions, except per share data)
5/21/2010 High Low Value
Value ¹ EBITDAR ²
EBITDA EBIT 2010E 2011E 2010E 2011E 2010E 2011E Rate EBITDAR EBITDA
Casual Dining
Brinker International Inc. ³ $17.61 $21.12 $12.39 $1,852.2 $2,098.4 na 6.5x 11.6x 6.3x 5.7x 13.2x 11.0x 117.2% 97.6% 11.3% 3.3x 1.6x
Darden Restaurants, Inc. 41.60 49.01 29.94 6,156.2 7,588.7 7.9x 7.9x 11.5x 7.6x 7.0x 13.4x 12.0x 108.6% 97.1% 12.4% 2.5x 1.8x
O'Charley's Inc. 6.96 11.41 5.32 154.1 246.1 5.6x 4.3x 21.5x 4.7x 4.5x nm 34.3x nm 274.3% 12.5% 4.2x 2.1x
Red Robin Gourmet Burgers Inc. 20.22 29.10 14.39 318.2 474.4 6.4x 5.5x 16.7x 5.2x 4.8x 15.2x 13.5x 108.8% 96.1% 14.0% 4.0x 2.0x
Ruby Tuesday, Inc. 10.47 12.55 5.81 687.3 995.1 7.2x 6.9x 13.0x 7.2x 6.3x 13.9x 11.2x 121.6% 98.2% 11.4% 3.6x 2.2x
Texas Roadhouse Inc. 13.93 16.20 9.27 1,023.1 1,061.4 8.2x 8.3x 12.2x 7.6x 7.0x 17.0x 15.3x 97.9% 88.6% 17.3% 1.8x 0.7x
Mean $1,698.5 $2,077.4 7.1x 6.6x 14.4x 6.4x 5.9x 14.5x 16.2x 110.8% 125.3% 13.1% 3.2x 1.7x
Median $855.2 $1,028.3 7.2x 6.7x 12.6x 6.7x 6.0x 13.9x 12.7x 108.8% 97.3% 12.4% 3.5x 1.9x
Upscale Casual Dining
BJ's Restaurants, Inc. $23.08 $27.64 $13.70 $654.4 $623.7 12.1x 14.0x 30.6x 11.3x 9.2x 33.8x 27.5x 135.2% 109.8% 25.0% 2.6x 0.1x
California Pizza Kitchen Inc. 19.53 24.00 12.29 500.9 503.4 8.0x 8.0x 18.9x 7.7x 7.0x 25.4x 21.8x 186.3% 160.1% 13.6% 3.1x 0.2x
The Cheesecake Factory Incorporated 25.40 30.75 15.01 1,578.7 1,572.0 8.3x 8.5x 14.7x 7.9x 7.3x 18.6x 16.2x 136.1% 118.4% 13.7% 3.3x 0.5x
P.F. Chang's China Bistro, Inc. 41.71 48.43 27.63 999.2 974.2 7.5x 7.3x 16.7x 6.7x 6.3x 20.9x 18.2x 141.0% 123.2% 14.8% 2.3x 0.3x
Mean $933.3 $918.3 9.0x 9.4x 20.2x 8.4x 7.4x 24.7x 20.9x 149.7% 127.9% 16.8% 2.8x 0.3x
Median $826.8 $798.9 8.2x 8.2x 17.8x 7.8x 7.1x 23.1x 20.0x 138.6% 120.8% 14.2% 2.8x 0.2x
Fine Dining
McCormick & Schmick'sSeafood Restaurants, Inc. $9.13 $11.98 $5.46 $140.2 $149.7 7.3x 6.3x 20.8x 6.1x 5.3x 20.7x 15.4x 129.1% 96.1% 16.0% 4.8x 0.7x
Morton's Restaurant Group Inc. 5.60 8.09 2.55 104.7 169.2 9.0x 9.0x 23.4x 7.8x 7.0x 17.1x 13.2x 138.9% 106.8% 12.3% 3.7x 3.5x
Ruth's Hospitality Group Inc. 4.65 6.60 2.06 199.7 269.4 7.5x 7.2x 12.9x 6.7x 6.1x 12.3x 11.7x 87.9% 83.5% 14.0% 4.5x 2.0x
Mean $148.2 $196.1 7.9x 7.5x 19.0x 6.9x 6.1x 16.7x 13.4x 118.6% 95.5% 14.1% 4.3x 2.1x
Median $140.2 $169.2 7.5x 7.2x 20.8x 6.7x 6.1x 17.1x 13.2x 129.1% 96.1% 14.0% 4.5x 2.0x
Overall Mean $1,105.3 $1,286.6 7.9x 7.7x 17.2x 7.1x 6.4x 18.4x 17.0x 125.7% 119.2% 14.5% 3.4x 1.4x
Overall Median $654.4 $623.7 7.7x 7.3x 16.7x 7.2x 6.3x 17.0x 15.3x 125.4% 98.2% 13.7% 3.3x 1.6x
Lion
4
$21.67 $25.03 $7.88 $358.2 $1,399.5 7.8x 7.6x 13.1x 7.7x 7.2x nm nm na na na 6.3x 5.8x
Lion at Offer
4
24.00 25.03 7.88 397.7 1,439.0 8.0x 7.8x 13.5x 7.9x 7.4x nm nm na na na 6.3x 5.8x

MOELIS & COMPANY

	Brinker International	Darden Restaurants					
		Olive Garden	Red Lobster	O'Charley's	Red Robin	Ruby Tuesday	Texas Roadhouse

[ 33 ]
Comparables
Enterprise Value $2,098 $7,589 $246 $474 $995 $1,061 $1,400
Market Capitalization $1,852 $6,156 $154 $318 $687 $1,023 $358
Comp Store Sales
Latest Quarter (4.2%) 1.5% 0.9% (6.7%) (2.3%) (0.7%) 0.4% (5.4%)
Latest Fiscal Year (5.6%) (1.2%) (4.2%) (5.8%) (11.1%) (7.9%) (3.0%) (7.3%)
Company-Owned Units 871 710 692 362 308 659 261 174
Franchisee-Owned Units 684 0 0 10 131 225 70 0
Total Units 1,555 710 692 372 439 884 331 174
2-Year Unit Growth CAGR 2.4% 5.1% 1.0% 1.4% 5.7% (3.1%) 7.8% 0.3%
Average Check $13.27 $15.75 $19.25 $12.45 $11.63 $11.50 $14.46 $28.23
Average Unit Volume (000s) $3,200 $4,700 $3,600 $2,402 $2,823 $1,800 $3,660 $4,606
Est. Cash-on-Cash Return na 33.7% 17.4% 22.2% 17.2% na 20.6% 11.4%
Enterprise Value / LTM EBITDA 6.5x 7.9x 4.3x 5.5x 6.9x 8.3x 7.8x
Forward P / E 13.2x 13.4x nm 15.2x 13.9x 17.0x nm
Forward P / E / G 117.2% 108.6% nm 108.8% 121.6% 97.9% na
Operating Statistics on Selected Casual Dining Companies
SELECTED RESTAURANT COMPANY OPERATING STATISTICS
Source: Company filings; Wall Street research; latest available public information
Notes:
1 Pro forma for On the Border sale to Golden Gate Capital
2 Estimate per Company management
Lion
2

[ 34 ]
Selected Restaurant Precedent Transactions
SELECTED RESTAURANT PRECEDENT TRANSACTIONS
Source: Company filings, Capital IQ, company press releases, Wall Street Research
Note: Statistics are based on publicly disclosed information
Moelis considered the following in determining the most comparable restaurant transactions
Focus on casual dining transaction over the past five years
Dismissed transactions with significant real estate holdings
Highlighted regional casual diners or mixed entertainment/restaurant businesses
Date TEV TEV /
Announced Target Acquirer ($mm) LTM EBITDA
5/2/10 Dave & Buster's Oak Hill Capital Partners $570 6.5x
4/12/10 Wingstop Roark Capital 85 7.5x
4/1/10 Papa Murphy's Lee Equity 180 na
3/25/10 On the Border Golden Gate Capital 180 na
2/26/10 CKE Restaurants Apollo 1,020 6.5x
6/17/09 Church's Chicken Friedman, Fleischer & Lowe 360 6.9x
8/16/07 RARE Hospitality Darden 1,368 11.5x
7/16/07 Applebee's IHOP Corp. 2,040 9.9x
6/17/07 Friendly’s Sun Capital 339 8.1x
5/7/07 Smith & Wollensky Bunker Hill Capital 99 10.4x
11/6/06 Outback Bain & Catterton 3,430 10.3x
10/30/06 Logan's BRS, Black Canyon 461 9.5x
10/9/06 Joe’s Crab Shack JH Whitney 192 na
8/28/06 Cheddar’s Oak & Catterton na na
8/18/06 Lone Star Lone Star Funds 565 11.4x
8/10/06 Real Mex Sun Capital 359 6.3x
7/25/06 Ryan's Buffets 861 8.8x
6/5/06 Bravo BRS & Castle Harlan na na
1/10/06 Uno Restaurant Centre Partners na na
12/12/05 Fox & Hound Newcastle Partners 171 7.7x
12/9/05 Dave & Buster's Wellspring Capital 375 6.2x
9/16/05 Claim Jumper Leonard Green na na
1/20/05 Charlie Brown’s Trimaran 140 na
6/14/04 Mimi's Cafe Bob Evan's 182 9.9x
Overall Mean $653 8.7x
Overall Median 359 8.8x
Most Comparable Mean $276 6.9x
Most Comparable Median 192 6.5x
Lion @ Offer ($24.00) Toucan $1,439 7.8x
For Reference:
9/30/02 Saltgrass Steak House Landry's Restaurants $75 5.6x
2/19/02 C.A. Muer Landry's Restaurants 28 na
9/26/00 Rainforest Cafe Landry's Restaurants 58 2.4x

[ 35 ]
Market Data on Selected Gaming Companies
Trading statistics as of May 21, 2010
SELECTED GAMING TRADING COMPARABLES
Source: Capital IQ, Public filings, management estimates
Notes:
1 Share prices as of May 21, 2010
2 Major markets defined as companies receiving a majority of property EBITDA in Atlantic City, NJ and Las Vegas, NV
3 On May 17, 2010, Paulson & Co. disclosed a 4 million share stake in Boyd
4 Forward multiples based on management projections
Goose consists of two assets both in Nevada – one in Downtown Las Vegas and the other in Laughlin
Closest publicly-traded comparable company is Monarch Casino & Resort, a single asset property in Reno, Nevada
Net Debt /
Share 1
52 Week
Equity Enterprise
TEV / EBITDA Price / Earnings
LT Growth 2009A
($US millions, except per share data)
Price High Low Value Value CY09A CY10E CY11E CY09A CY10E CY11E Rate EBITDA
Mid/Small-Cap (Major Markets
²
)
Boyd Gaming Corp
³ $12.58 $14.85 $6.93 $1,112 $4,544 11.8x 10.7x 9.6x nm 36.4x 28.5x 0.9% 8.0x
Mean 11.8x 10.7x 9.6x nm 36.4x 28.5x 0.9% 8.0x
Mid/Small-Cap (Other Markets)
Penn National Gaming $25.04 $34.50 $22.45 $2,018 $4,361 7.7x 7.6x 7.0x nm 16.4x 14.0x (1.0%) 2.9x
Ameristar Casinos Inc. 18.23 22.94 13.94 1,087 2,620 7.9x 7.9x 7.7x nm 21.4x 16.8x (6.2%) 4.6x
Isle of Capri Casinos Inc. 9.42 14.40 7.05 306 1,445 8.1x 8.7x 8.3x 46.9x nm nm na 6.4x
Pinnacle Entertainment Inc. 11.68 14.57 7.07 707 1,680 10.0x 8.6x 7.2x nm nm nm na 5.8x
Mean 8.4x 8.2x 7.5x 46.9x 18.9x 15.4x (3.6%) 4.9x
Median 8.0x 8.2x 7.4x 46.9x 18.9x 15.4x (3.6%) 5.2x
Single Asset
Monarch Casino & Resort Inc. $11.33 $13.32 $6.22 $183 $213 9.3x 7.4x 6.9x 37.7x 19.9x 16.8x na 1.3x
Mean 9.3x 7.4x 6.9x 37.7x 19.9x 16.8x na 1.3x
Overall Mean 9.1x 8.5x 7.8x 42.3x 23.5x 19.0x (2.1%) 4.8x
Overall Median 8.7x 8.2x 7.4x 42.3x 20.6x 16.8x (1.0%) 5.2x
Lion 4
$21.67 $25.03 $7.88 $358 $1,400 7.6x 7.7x 7.2x nm nm nm na 5.6x
Lion at Offer 4
24.00 25.03 7.88 398 1,439 7.8x 7.9x 7.4x nm nm nm na 5.6x

[ 36 ]
Operating Statistics on Selected Gaming Companies
SELECTED GAMING OPERATING STATISTICS
Source: Capital IQ, Public filings, management estimates
Notes:
1 Major markets defined as companies receiving a majority of property EBITDA in Atlantic City, NJ and Las Vegas, NV
2 CY2009A financials are not adjusted for the acquisition of Ostrich
As of May 21, 2010
CY2009A Financials CY2010E Financials CY2011E Financials
($ in millions)
Key Regions Revenue % Growth EBITDA % Margin Revenue % Growth EBITDA % Margin Revenue % Growth EBITDA % Margin
Mid/Small-Cap (Major Markets ¹ )
Boyd Gaming Corp.
16 properties in Atlantic City (50% JV), Illinois, Indiana,
Louisiana, Mississippi, Nevada; large Las Vegas locals
and Downtown presence
$1,641 (1.3%) $386 23.5% $1,946 18.6% $423 21.7% $2,134 9.7% $471 22.1%
Mean (1.3%) 23.5% 18.6% 21.7% 9.7% 22.1%
Mid/Small-Cap (Other Markets)
Penn National Gaming
19 properties (with 7 racetracks) in 15 markets including
Colorado, Florida, Illinois, Indiana, Iowa, Louisiana,
Maine, Mississippi, Missouri, New Jersey, New Mexico,
Ohio, Pennsylvania, West Virginia and Ontario
$2,369 (2.2%) $566 23.9% $2,417 2.0% $576 23.8% $2,646 9.5% $627 23.7%
Ameristar Casinos Inc.
8 properties in Colorado, Illinois, Iowa, Mississippi,
Missouri and Nevada
1,215 (1.1%) 331 27.2% 1,210 (0.4%) 331 27.3% 1,232 1.8% 342 27.8%
Isle of Capri Casinos Inc.
14 properties in Colorado, Florida, Iowa, Louisiana,
Mississippi and Missouri
1,015 (2.7%) 178 17.6% 997 (1.8%) 165 16.6% 1,002 0.5% 175 17.4%
Pinnacle Entertainment Inc.
Significant development projects; 8 properties in
Indiana, Louisiana, Missouri and Nevada; 1 significant
and several small casinos in Argentina
1,046 0.1% 168 16.1% 1,143 9.4% 196 17.2% 1,211 5.9% 232 19.2%
Mean (1.5%) 21.2% 2.3% 21.2% 4.4% 22.0%
Single Asset
Monarch Casino & Resort Inc.
1 property in Nevada (Reno)
$134 (5.4%) $23 17.2% $138 3.6% $29 20.9% $143 3.2% $31 21.7%
Mean (5.4%) 17.2% 3.6% 20.9% 3.2% 21.7%
Overall Mean (2.1%) 20.9% 5.2% 21.3% 5.1% 22.0%
Overall Median (1.8%) 20.5% 2.8% 21.3% 4.5% 21.9%
Goose 2 properties in Nevada (Las Vegas and Laughlin) $217 (14.4%) $43 20.1% $225 4.0% $44 19.3% $243 7.6% $50 20.6%
Lion ² $1,060 (7.3%) $182 17.2% $1,107 4.4% $179 16.2% $1,162 5.0% $195 16.8%

[ 37 ]
Selected Gaming Precedent Transactions
SELECTED GAMING PRECEDENT TRANSACTIONS
Source: Company filings, Capital IQ, company press releases, Wall Street Research, management estimates
Notes:  Mean and medians exclude withdrawn transactions
1 Forward EBITDA estimate for year of transaction if deal took place in first half of year; forward EBITDA for next calendar year if deal took place in second half of the year.  Based on public information
2 Full acquisition offer withdrawn in March 2009; instead Crown acquired a 24.5% stake in Cannery
3 Offer withdrawn in July 2008; multiple based on 2009E EBITDA; excluded from mean and median
4 Multiple based on 2006E EBITDA
5 Multiple based on management estimates
Moelis focused on recent gaming
operator transactions with an emphasis
on the following:
Golden Nugget purchase multiples
Assets in or around the Las Vegas
Strip and/or locals markets
Small / mid cap gaming operators
Moelis focused less on transactions
completed during 2006-July 2007
Inflated asset values due to
financing and real estate
environment
Recent Treasure Island transaction is a
useful recent benchmark
Las Vegas Strip asset (vs.
downtown location for Goose)
Multiple may be inflated due to tax
attributes of the transaction
Fontainebleau Las Vegas (in
construction) was acquired by an
affiliate of Icahn Enterprises L.P. in
February 2010 pursuant to 363 sale
No relevant valuation multiple;
property is not completed and
opening date is uncertain
Date TEV TEV /
Announced Target Acquirer ($mm) EBITDA ¹
August 2007 - Present
12/15/08 Treasure Island Ruffin Acquisition $775 8.2x
9/23/08 Tropicana Atlantic City Icahn 200 na
12/11/07
Cannery Casino Resorts
Crown Limited 1,752 10.2x
Mean 8.2x
2006 - July 2007
6/15/07 Penn National Gaming Fortress / Centerbridge $8,894 13.0x
4/23/07 American Casino & Ent. Prop. Whitehall Street Fund 1,487 na
4/4/07 Gateway Casinos PBL Ltd. / Macquarie 785 15.1x
4/3/07 Resorts East Chicago Ameristar 675 10.5x
12/19/06 Harrah’s Apollo / TPG 27,812 10.1x
12/4/06 Station Casinos Fertitta Colony Partners 8,676 13.5x
5/19/06 Aztar Corp. Columbia Ent. 2,707 11.8x
3/20/06 Kerzner International Ltd. Investor Group 3,800 15.8x
Mean 12.8x
Prior to 2006
2/4/05 Golden Nugget
4
Landry’s Restaurants $318 9.1x
11/3/04 Argosy Gaming Penn National Gaming 2,150 7.7x
9/27/04 Harrah’s / Caesars Assets Colony Capital 1,240 8.1x
7/15/04 Caesars Harrah’s 10,224 8.0x
6/4/04 Mandalay Resort MGM MIRAGE 7,692 10.0x
2/9/04 Coast Casinos Boyd Gaming 1,253 7.4x
9/11/03 Horseshoe Gaming Harrah’s 1,388 7.2x
6/26/03 Golden Nugget Poster Financial Group 215 6.7x
2/22/00 Mirage Resorts MGM Grand 6,354 9.9x
Mean 8.2x
Overall Mean 9.9x
Overall Median 9.5x
Lion @ Offer ($24.00)
5 Toucan 7.9x
2
3

[ 38 ]
Discounted Cash Flow Analysis—Assumptions
Moelis valued the Lion Restaurant Group and Goose separately
Separate discount rates were used for each
Given the significant leverage on Goose, two methods to calculate the discount rate were employed to derive the discounted cash flow valuation for consolidated Lion:
Low Discount Rate: Reflects a target capital structure derived from the comparable companies
•
10.0% discount rate for the Restaurant Group
•
10.0% discount rate for Goose
High Discount Rate: Reflects Lion’s current capital structure
•
10.5% discount rate for the Restaurant Group
•
11.5% discount rate for Goose
•
The discount rates for the Restaurant Group and Goose are higher because the presumed debt to cap and cost of debt is higher than comparable companies
Please see the Appendix for additional discount rate detail
Due to Goose’s leverage, Goose is estimated to have a negative equity value
Though Goose debt is non-recourse to Lion, Goose may be perceived to have an overhang on the stock as the entity has continued
to receive cash infusions from Lion
Lion’s consolidated valuation is shown two ways: (i) assuming Goose debt is consolidated and (ii) assuming Goose debt is not consolidated
•
If Goose’s equity value is negative but is included as zero in the combined valuation, the debt has been adjusted to match the total enterprise value
The discounted cash flow analysis also assumes the following:
Valuation date as of 6/30/10
Assumes depreciation and steady state capital expenditures are equal in perpetuity – steady state capital expenditures were provided by management
39.0% effective tax rate per management (35.0% Federal + 4.0% State)
•
NOLs and special tax credits / benefits have not been separately valued due to the Company’s projected lack of positive net income in the next several years ($55mm of NOLs and $50mm of tax credits as of 12/31/09)
The following sets forth key assumptions used in the discounted cash flow analysis for Lion
DISCOUNTED CASH FLOW ANALYSIS—ASSUMPTIONS

[ 39 ]
Discounted Cash Flow Analysis—Summary
The following sets forth a summary of the discounted cash flow analysis for Lion
DISCOUNTED CASH FLOW ANALYSIS—SUMMARY
Notes: Excludes potential additional value from corporate and non-strategic real estate – additional real estate analysis is shown in the Appendix
1 Debt and cash balances estimated at June 30, 2010
2 Pro forma for acquisition of Ostrich which closed on April 30, 2010
Assumes 2.0% free cash flow perpetuity growth rate
Assumes Goose Debt is Consolidated Assumes Goose Debt is Not Consolidated
Discount Rate Based on Avg. of Discount Rate Based on Avg. of
($ in millions, except per share data)
Statistic Comparables Company High / Low Comparables Company High / Low
Restaurant Group 10.0% 10.5% 10.0% 10.5%
Total Enterprise Value $1,042 $985 $1,014 $1,042 $985 $1,014
Less: Debt ¹ (623) (623) (623) (623) (623) (623)
Plus: Cash ¹ 19 19 19 19 19 19
Total Equity Value $439 $382 $410 $439 $382 $410
TEV / 3/31/10 PF LTM Adj . EBITDA ² $138 7.5x 7.1x 7.3x 7.5x 7.1x 7.3x
TEV / 2010E PF Adj. EBITDA ² 139 7.5x 7.1x 7.3x 7.5x 7.1x 7.3x
Goose
10.0% 11.5% 10.0% 11.5%
Total Enterprise Value $400 $341 $371 $400 $341 $371
Less: Debt ¹ (438) (438) (438) (400) (341) (371)
Plus: Cash ¹ 0 0 0 0 0 0
Total Equity Value ($37) ($97) ($67) $0 $0 $0
TEV / 3/31/10 LTM Adj. EBITDA $45 8.9x 7.6x 8.2x 8.9x 7.6x 8.2x
TEV / 2010E Adj. EBITDA 44 9.2x 7.8x 8.5x 9.2x 7.8x 8.5x
Total Enterprise Value - Consolidated $1,443 $1,326 $1,384 $1,443 $1,326 $1,384
Less: Debt ¹ (1,061) (1,061) (1,061) (1,023) (964) (994)
Plus: Cash ¹ 19 19 19 19 19 19
Total Equity Value $401 $285 $343 $439 $382 $410
Implied Value Per Diluted Share $24.21 $17.34 $20.78 $26.42 $23.05 $24.73
TEV / 3/31/10 PF LTM Adj . EBITDA ² $183 7.9x 7.2x 7.5x 7.9x 7.2x 7.5x
TEV / 2010E PF Adj. EBITDA ² 182 7.9x 7.3x 7.6x 7.9x 7.3x 7.6x

[ 40 ]
Rest. Goose Perpetuity Growth Rate
WACC WACC 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% 10.0%
5.1x 5.7x 6.4x 7.3x 8.5x
10.5% 10.5% 4.9x 5.4x 6.0x 6.8x 7.9x
11.0% 11.0% 4.7x 5.1x 5.7x 6.4x 7.3x
11.5% 11.5% 4.5x 4.9x 5.4x 6.0x 6.8x
12.0% 12.0% 4.3x 4.7x 5.1x 5.7x 6.4x
10.5% 11.5%
4.8x 5.2x 5.8x 6.6x 7.6x
Rest. Goose Perpetuity Growth Rate
WACC WACC 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% 10.0%
$17.61 $21.53 $26.42 $32.79 $44.14
10.5% 10.5% 15.23 18.76 23.05 28.46 36.70
11.0% 11.0% 13.06 16.23 20.05 24.79 30.80
11.5% 11.5% 11.09 13.92 17.35 21.53 26.79
12.0% 12.0% 9.27 11.83 14.89 18.62 23.22
10.5% 11.5%
$15.23 $18.76 $23.05 $28.46 $35.39
Rest. Goose Perpetuity Growth Rate
WACC WACC 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% 10.0%
$11.89 $17.42 $24.21 $32.79 $44.14
10.5% 10.5% 8.58 13.50 19.54 27.07 36.70
11.0% 11.0% 5.53 9.97 15.33 21.95 30.33
11.5% 11.5% 2.73 6.75 11.54 17.42 24.74
12.0% 12.0% 0.16 3.78 8.12 13.33 19.78
10.5% 11.5%
$6.97 $11.63 $17.34 $24.39 $33.39
Rest. Goose Perpetuity Growth Rate
WACC WACC 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% 10.0%
6.8x 7.3x 7.9x 8.7x 9.8x
10.5% 10.5% 6.5x 6.9x 7.5x 8.2x 9.1x
11.0% 11.0% 6.2x 6.6x 7.1x 7.7x 8.5x
11.5% 11.5% 6.0x 6.3x 6.8x 7.3x 8.0x
12.0% 12.0% 5.7x 6.1x 6.4x 6.9x 7.5x
10.5% 11.5%
6.3x 6.8x 7.3x 7.9x 8.8x
Rest. Goose Perpetuity Growth Rate
WACC WACC 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% 10.0% $1,236 $1,328 $1,443 $1,590 $1,787
10.5% 10.5%
1,181 1,263 1,363 1,491 1,658
11.0% 11.0% 1,131 1,204 1,293 1,404 1,547
11.5% 11.5% 1,086 1,151 1,230 1,328 1,452
12.0% 12.0% 1,044 1,103 1,173 1,260 1,368
10.5% 11.5%
$1,154 $1,232 $1,326 $1,446 $1,601
Discounted Cash Flow Analysis—Consolidated
The following sets forth discounted cash flow sensitivity analysis for Lion
TOTAL ENTERPRISE VALUE IMPLIED TEV / 2010E PF EBITDA MULTIPLE ¹
($ in millions, except per share data)
PRICE PER SHARE — GOOSE DEBT IS CONSOLIDATED PRICE PER SHARE — GOOSE DEBT IS NOT CONSOLIDATED
($ in millions, except per share data) ($ in millions, except per share data)
IMPLIED TERMINAL VALUE EBITDA MULTIPLE
Note:
1 Pro forma for acquisition of Ostrich which closed April 30, 2010

[ 41 ]
Rest. Goose WACC
WACC 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0%
10.0% 7.9x 7.8x 7.7x 7.6x 7.5x 7.4x 7.4x 7.3x 7.2x
10.5%
7.6x 7.5x 7.4x 7.3x 7.2x 7.1x 7.0x 7.0x 6.9x
11.0% 7.3x 7.2x 7.1x 7.0x 6.9x 6.8x 6.8x 6.7x 6.6x
11.5% 7.1x 7.0x 6.9x 6.8x 6.7x 6.6x 6.5x 6.5x 6.4x
12.0% 6.9x 6.7x 6.6x 6.5x 6.4x 6.4x 6.3x 6.2x 6.2x
12.5%
6.7x 6.5x 6.4x 6.3x 6.2x 6.2x 6.1x 6.0x 6.0x
13.0% 6.5x 6.3x 6.2x 6.1x 6.1x 6.0x 5.9x 5.8x 5.8x
13.5% 6.3x 6.2x 6.1x 6.0x 5.9x 5.8x 5.7x 5.7x 5.6x
14.0%
6.1x 6.0x 5.9x 5.8x 5.7x 5.7x 5.6x 5.5x 5.5x
Rest. Goose WACC
WACC 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0%
10.0% $1,443 $1,421 $1,401 $1,383 $1,368 $1,353 $1,341 $1,329 $1,318
10.5%
1,385 1,363 1,344 1,326 1,311 1,296 1,283 1,272 1,261
11.0% 1,335 1,313 1,293 1,276 1,260 1,246 1,233 1,221 1,210
11.5% 1,289 1,267 1,248 1,230 1,214 1,200 1,187 1,175 1,164
12.0% 1,248 1,226 1,207 1,189 1,173 1,159 1,146 1,134 1,124
12.5%
1,211 1,189 1,170 1,152 1,136 1,122 1,109 1,097 1,087
13.0% 1,178 1,155 1,136 1,118 1,103 1,088 1,075 1,064 1,053
13.5% 1,147 1,125 1,105 1,088 1,072 1,058 1,045 1,033 1,022
14.0%
1,119 1,097 1,077 1,059 1,044 1,029 1,017 1,005 994
Discounted Cash Flow Analysis—Consolidated (cont.)
TOTAL ENTERPRISE VALUE
Assumes 2.0% free cash flow perpetuity growth rate
IMPLIED TEV / 2010E EBITDA MULTIPLE
The following sets forth discounted cash flow sensitivity analysis for Lion
($ in millions, except per share data)

[ 42 ]
Rest. Goose WACC
WACC 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0%
10.0%
$26.42 $26.42 $26.42 $26.42 $26.42 $26.42 $26.42 $26.42 $26.42
10.5%
23.05 23.05 23.05 23.05 23.05 23.05 23.05 23.05 23.05
11.0%
20.05 20.05 20.05 20.05 20.05 20.05 20.05 20.05 20.05
11.5%
17.35 17.35 17.35 17.35 17.35 17.35 17.35 17.35 17.35
12.0%
14.89 14.89 14.89 14.89 14.89 14.89 14.89 14.89 14.89
12.5%
12.66 12.66 12.66 12.66 12.66 12.66 12.66 12.66 12.66
13.0%
10.64 10.64 10.64 10.64 10.64 10.64 10.64 10.64 10.64
13.5%
8.78 8.78 8.78 8.78 8.78 8.78 8.78 8.78 8.78
14.0% 7.06 7.06 7.06 7.06 7.06 7.06 7.06 7.06 7.06
Rest. Goose WACC
WACC 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0%
10.0%
$24.21 $22.91 $21.76 $20.72 $19.79 $18.95 $18.19 $17.48 $16.83
10.5%
20.84 19.54 18.38 17.34 16.39 15.53 14.76 14.04 13.39
11.0%
17.84 16.51 15.33 14.28 13.33 12.48 11.70 10.98 10.33
11.5%
15.10 13.78 12.60 11.54 10.59 9.74 8.96 8.24 7.58
12.0%
12.64 11.31 10.13 9.08 8.12 7.25 6.46 5.73 5.06
12.5%
10.41 9.08 7.89 6.82 5.85 4.97 4.18 3.45 2.78
13.0%
8.38 7.03 5.82 4.75 3.78 2.90 2.10 1.37 0.71
13.5%
6.49 5.13 3.93 2.85 1.88 1.00 0.21 (0.52) (1.19)
14.0% 4.75 3.40 2.19 1.11 0.15 (0.73) (1.53) (2.26) (2.92)
Discounted Cash Flow Analysis—Consolidated (cont.)
PRICE PER SHARE — GOOSE DEBT IS NOT CONSOLIDATED
PRICE PER SHARE — GOOSE DEBT IS CONSOLIDATED
Assumes 2.0% free cash flow perpetuity growth rate
The following sets forth discounted cash flow sensitivity analysis for Lion
($ in millions, except per share data)
($ in millions, except per share data)

[ 43 ]
Rest. Goose WACC
WACC 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0%
10.0% 6.4x 6.3x 6.2x 6.1x 6.0x 6.0x 5.9x 5.9x 5.8x
10.5%
6.1x 6.0x 5.9x 5.8x 5.8x 5.7x 5.6x 5.6x 5.5x
11.0% 5.9x 5.8x 5.7x 5.6x 5.5x 5.5x 5.4x 5.3x 5.3x
11.5% 5.7x 5.6x 5.5x 5.4x 5.3x 5.2x 5.2x 5.1x 5.1x
12.0% 5.5x 5.4x 5.3x 5.2x 5.1x 5.1x 5.0x 4.9x 4.9x
12.5%
5.3x 5.2x 5.1x 5.0x 4.9x 4.9x 4.8x 4.8x 4.7x
13.0% 5.1x 5.0x 4.9x 4.9x 4.8x 4.7x 4.7x 4.6x 4.5x
13.5% 5.0x 4.9x 4.8x 4.7x 4.6x 4.6x 4.5x 4.5x 4.4x
14.0%
4.9x 4.8x 4.7x 4.6x 4.5x 4.4x 4.4x 4.3x 4.3x
Discounted Cash Flow Analysis—Consolidated (cont.)
IMPLIED TERMINAL VALUE EBITDA MULTIPLE
Assumes 2.0% free cash flow perpetuity growth rate
The following sets forth discounted cash flow sensitivity analysis for Lion

Target Capital Structure (Low Discount Rate):
Discounted Cash Flow Analysis—Restaurant Group
DISCOUNTED CASH FLOW ANALYSIS—RESTAURANT GROUP
The following sets forth discounted cash flow analysis for the Restaurant Group
Quarter Ended Fiscal Year Ended December 31, Terminal
($ in millions)
9/30/2010 12/31/2010 2011E 2012E 2013E 2014E FCF ¹
Unlevered Free Cash Flow
EBITDA $42 $24 $145 $150 $156 $161 $161
Less: Depreciation & Amortization (13) (13) (52) (53) (54) (54) (32)
EBIT $29 $11 $93 $97 $102 $107 $129
Less: Cash Taxes (11) (4) (36) (38) (40) (42) (50)
EBIAT $18 $7 $57 $59 $62 $65 $79
Plus: Depreciation & Amortization 13 13 52 53 54 54 32
Plus: Stock Based Compensation 1 1 3 3 3 3 3
Less: Change in Net Working Capital 15 (4) (0) (2) 1 1 1
Maintenance Capital Expenditures (3) (3) (14) (14) (14) (14) (23)
Growth Capital Expenditures (2) (3) (9) (9) (9) (9) (9)
Unlevered Free Cash Flow $41 $11 $90 $91 $98 $101 $83
Terminal Value (10.0% Discount Rate / 2.0% Perpetuity Growth Rate) $1,062
Discounted Unlevered Free Cash Flow and Terminal Value $41 $10 $82 $76 $73 $69 $692
Total Enterprise Value $1,042
Less: Debt (623)
Plus: Excess Cash 19
Equity Value $439
Statistic Multiple
Total Enterprise Value / 3/31/10 PF LTM Adj. EBITDA ² $138 7.5x
Total Enterprise Value / 2010E PF Adj. EBITDA ² 139 7.5x
Notes:
1
Terminal free cash flow assumes depreciation and steady state capital expenditures are equal in perpetuity;  steady state capital expenditures were provided by management
2
Pro forma for acquisition of Ostrich which closed on April 30, 2010
[ 44 ]

[ 45 ]
Current Capital Structure (High Discount Rate):
Discounted Cash Flow Analysis—Restaurant Group
DISCOUNTED CASH FLOW ANALYSIS—RESTAURANT GROUP
The following sets forth discounted cash flow analysis for the Restaurant Group
Notes:
1 Terminal free cash flow assumes depreciation and steady state capital expenditures are equal in perpetuity; steady state capital expenditures were provided by management
2 Pro forma for acquisition of Ostrich which closed on April 30, 2010
Quarter Ended Fiscal Year Ended December 31, Terminal
($ in millions)
9/30/2010 12/31/2010 2011E 2012E 2013E 2014E FCF ¹
Unlevered Free Cash Flow
EBITDA $42 $24 $145 $150 $156 $161 $161
Less: Depreciation & Amortization (13) (13) (52) (53) (54) (54) (32)
EBIT $29 $11 $93 $97 $102 $107 $129
Less: Cash Taxes (11) (4) (36) (38) (40) (42) (50)
EBIAT $18 $7 $57 $59 $62 $65 $79
Plus: Depreciation & Amortization 13 13 52 53 54 54 32
Plus: Stock Based Compensation 1 1 3 3 3 3 3
Less: Change in Net Working Capital 15 (4) (0) (2) 1 1 1
Maintenance Capital Expenditures (3) (3) (14) (14) (14) (14) (23)
Growth Capital Expenditures (2) (3) (9) (9) (9) (9) (9)
Unlevered Free Cash Flow $41 $11 $90 $91 $98 $101 $83
Terminal Value (10.5% Discount Rate / 2.0% Perpetuity Growth Rate) $999
Discounted Unlevered Free Cash Flow and Terminal Value $41 $10 $81 $75
$72 $68 $638
Total Enterprise Value $985
Less: Debt (623)
Plus: Excess Cash 19
Equity Value $382
Statistic Multiple
Total Enterprise Value / 3/31/10 PF LTM Adj. EBITDA ² $138 7.1x
Total Enterprise Value / 2010E PF Adj. EBITDA ² 139 7.1x

[ 46 ]
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% 5.2x 5.8x 6.5x 7.4x 8.6x
10.5% 4.9x 5.5x 6.1x 6.9x 8.0x
11.0% 4.7x 5.2x 5.8x 6.5x 7.4x
11.5% 4.5x 4.9x 5.5x 6.1x 6.9x
12.0% 4.3x 4.7x 5.2x 5.8x 6.5x
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% 6.5x 6.9x 7.5x 8.3x 9.3x
10.5% 6.2x 6.6x 7.1x 7.8x 8.7x
11.0% 5.9x 6.3x 6.8x 7.3x 8.1x
11.5% 5.7x 6.0x 6.4x 6.9x 7.6x
12.0% 5.5x 5.8x 6.1x 6.6x 7.1x
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% $893 $959 $1,042 $1,149 $1,291
10.5% 853 912 985 1,077 1,198
11.0% 817 870 934 1,014 1,118
11.5% 785 832 889 959 1,048
12.0% 754 797 848 910 988
Discounted Cash Flow Analysis—Restaurant Group (cont.)
The following sets forth discounted cash flow sensitivity analysis for the Restaurant Group
TOTAL ENTERPRISE VALUE IMPLIED TEV / LTM PF EBITDA MULTIPLE
($ in millions, except per share data)
IMPLIED TERMINAL VALUE EBITDA MULTIPLE

[ 47 ]
Target Capital Structure (Low Discount Rate):
Discounted Cash Flow Analysis—Goose
DISCOUNTED CASH FLOW ANALYSIS—GOOSE
The following sets forth discounted cash flow analysis for Goose
Notes:
1 Terminal free cash flow assumes depreciation and steady state capital expenditures are equal in perpetuity; steady state capital expenditures were provided by management
2 Per management, optimal maintenance capex of 5% of revenues per year; however, due to credit agreement restrictions, $5mm per year is assumed from 2011 to 2014, creating a total deferral of $40mm which is assumed to be spent in 2015 and 2016
3 Deferred capital expenditures assumed to depreciate on a straight line basis over 10 years; marginal tax rate assumed to be 39.0% per management
Quarter Ended Fiscal Year Ended December 31, Terminal
($ in millions)
9/30/2010 12/31/2010 2011E 2012E 2013E 2014E FCF ¹
Unlevered Free Cash Flow
EBITDA $8 $9 $50 $55 $60 $65 $65
Less: Depreciation & Amortization (8) (8) (31) (31) (32) (33) (14)
EBIT ($0) $2 $19 $24 $28 $32 $51
Less: Cash Taxes 0 (1) (7) (9) (11) (12) (20)
EBIAT
($0) $1 $11 $14 $17 $19 $31
Plus: Depreciation & Amortization 8 8 31 31 32 33 14
Less: Change in Net Working Capital (0) 1 1 1 1 1 1
Maintenance Capital Expenditures (1) (1) (5) (5) (5) (5) (8)
Growth Capital Expenditures 0 0 0 0 0 0 (6)
Unlevered Free Cash Flow
$7 $9 $38 $42 $45 $49 $32
Deferred Capital Expenditures ² ($37)
Depreciation Tax Savings ³ 9
Net Deferred Capital Expenditures ($28)
Terminal Value (10.0% Discount Rate / 2.0% Perpetuity Growth Rate) $411
Discounted Unlevered Free Cash Flow and Terminal Value $6 $9 $35 $34 $34 $33 $249
Total Enterprise Value $400
Less: Debt (438)
Plus: Excess Cash 0
Equity Value ($37)
Statistic Multiple
Total Enterprise Value / 3/31/10 LTM Adj. EBITDA $45 8.9x
Total Enterprise Value / 2010E Adj. EBITDA 44 9.2x

[ 48 ]
Current Capital Structure (High Discount Rate):
Discounted Cash Flow Analysis—Goose
DISCOUNTED CASH FLOW ANALYSIS—GOOSE
The following sets forth discounted cash flow analysis for Goose
Quarter Ended Fiscal Year Ended December 31, Terminal
($ in millions)
9/30/2010 12/31/2010 2011E 2012E 2013E 2014E FCF ¹
Unlevered Free Cash Flow
EBITDA $8 $9 $50 $55 $60 $65 $65
Less: Depreciation & Amortization (8) (8) (31) (31) (32) (33) (14)
EBIT ($0) $2 $19 $24 $28 $32 $51
Less: Cash Taxes 0 (1) (7) (9) (11) (12) (20)
EBIAT ($0) $1 $11 $14 $17 $19 $31
Plus: Depreciation & Amortization 8 8 31 31 32 33 14
Less: Change in Net Working Capital (0) 1 1 1 1 1 1
Maintenance Capital Expenditures (1) (1) (5) (5) (5) (5) (8)
Growth Capital Expenditures 0 0 0 0 0 0 (6)
Unlevered Free Cash Flow $7 $9 $38 $42 $45 $49 $32
Deferred Capital Expenditures ² ($36)
Depreciation Tax Savings ³ 8
Net Deferred Capital Expenditures ($28)
Terminal Value (11.5% Discount Rate / 2.0% Perpetuity Growth Rate) $346
Discounted Unlevered Free Cash Flow and Terminal Value $6
$9
$34 $33 $32 $32 $195
Total Enterprise Value $341
Less: Debt (438)
Plus: Excess Cash 0
Equity Value ($97)
Statistic Multiple
Total Enterprise Value / 3/31/10 LTM Adj. EBITDA $45 7.6x
Total Enterprise Value / 2010E Adj. EBITDA 44 7.8x
Notes:
1   Terminal free cash flow assumes depreciation and steady state capital expenditures are equal in perpetuity; steady state capital expenditures were provided by management
2   Per management, optimal maintenance capex of 5% of revenues per year; however, due to credit agreement restrictions, $5mm per year is assumed from 2011 to 2014, creating a total deferral of $40mm netted against the terminal value
3   Deferred capital expenditures assumed to depreciate on a straight line basis over 10 years; marginal tax rate assumed to be 39.0% per management
(8)
$2
(1)
$1
8
1
(1)
0
$9

[ 49 ]
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% 5.0x 5.5x 6.2x 7.1x 8.3x
10.5% 4.7x 5.2x 5.8x 6.6x 7.6x
11.0% 4.5x 5.0x 5.5x 6.2x 7.1x
11.5% 4.3x 4.7x 5.2x 5.8x 6.6x
12.0% 4.1x 4.5x 5.0x 5.5x 6.2x
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% 7.9x 8.5x 9.2x 10.2x 11.4x
10.5% 7.5x 8.1x 8.7x 9.5x 10.6x
11.0% 7.2x 7.7x 8.2x 9.0x 9.9x
11.5% 6.9x 7.3x 7.8x 8.5x 9.3x
12.0% 6.7x 7.0x 7.5x 8.0x 8.7x
Discount Perpetuity Growth Rate
Rate 0.0% 1.0% 2.0% 3.0% 4.0%
10.0% $343 $368 $400 $442 $497
10.5% 328 350 378 414 461
11.0% 314 334 359 390 430
11.5% 301 319 341 369 403
12.0% 289 306 326 350 380
Discounted Cash Flow Analysis—Goose
The following sets forth discounted cash flow sensitivity analysis for Goose
TOTAL ENTERPRISE VALUE IMPLIED TEV / 2010E EBITDA MULTIPLE
($ in millions, except per share data)
IMPLIED TERMINAL VALUE EBITDA MULTIPLE

[ 50 ]
Illustrative Leveraged Buyout Analysis
Transaction Summary
VALUATION PRO FORMA CAPITALIZATION
SOURCES USES
Notes:
1 Debt estimated as of June 30, 2010
2 Cash estimated as of June 30, 2010
3 Assumes 2.0% LIBOR floor on new revolver and new term loan
4 Calculation varies based on purchase price; estimated to be $65 million at $24.00 / share
Financing assumptions based on Moelis estimates
Assumes Lion is able to fund optimal capital expenditures at Goose
($ in millions, except per share data)
Share Price 1-Day Prior to Announcement (9/8/09) $10.86
Purchase Premium 0.0%
Purchase Price Per Share $10.86
Fully Diluted Shares Outstanding 16.330
Purchase Price of Equity $177
Plus: Existing Debt ¹ 1,061
Less: Excess Cash ² (19)
Purchase Total Enterprise Value $1,219
Statistic Multiple
Purchase TEV / 3/31/10 LTM PF Adj. EBITDA $183 6.6x
Purchase TEV / 2010E Adj. EBITDA 182 6.7x
Interest Cum. Cum. Adj.
($ in millions)
Amount Rate ³ Leverage Leverage %
Excess Cash $19 1.5%
New Revolver 0 L+475 0.00x 1.70x 0.0%
New Term Loan 420 L+475 2.27x 3.50x 32.4%
New Senior Notes 465 10.5% 4.77x 5.50x 35.9%
Sponsor Equity 392 30.3%
Total Sources $1,297 100.0%
Current Pro Forma
($ in millions)
Amount Leverage Adj. Amount Leverage
Cash $32 (19) $13
Restaurant Debt $623 3.4x (623) $0 0.0x
Goose Debt 438 5.8x (438) 0 0.0x
Total Existing Debt $1,061 5.8x $0 0.0x
New Revolver 0 5.8x 0 0 0.0x
New Term Loan 0 5.8x 420 420 2.3x
New Senior Notes 0 5.8x 465 465 4.8x
New Mezzanine 0 5.8x 0 0 4.8x
Total Debt $1,061 5.8x $885 4.8x
Equity 242 110 352
Total Capitalization $1,303 $1,237
($ in millions)
Amount %
Purchase Equity $177 13.7%
Repay All Existing Restaurant Debt 623 48.0%
Repay All Existing Goose Debt 438 33.8%
Financing Fees 19 1.4%
Est. Fees and Expenses (incl. 280G) 4
40 3.1%
Total Uses $1,297 100.0%

[ 51 ]
Adj. Lev. Exit Multiple
Multiple 5.5x 6.0x 6.5x 7.0x 7.5x 8.0x
4.50x 10.2% 12.7% 15.0% 17.2% 19.2% 21.2%
4.75x 10.8% 13.4% 15.9% 18.2% 20.4% 22.4%
5.00x 11.4% 14.4% 17.0% 19.5% 21.8% 24.0%
5.25x 12.2% 15.4% 18.3% 20.9% 23.4% 25.7%
5.50x 13.2% 16.8% 19.9% 22.8% 25.5% 28.0%
5.75x 14.6% 18.5% 22.1% 25.3% 28.2% 30.9%
6.00x 16.2% 20.7% 24.6% 28.1% 31.4% 34.3%
6.25x 18.8% 23.9% 28.4% 32.4% 36.1% 39.4%
Illustrative Leveraged Buyout Analysis (cont.)
Returns Analysis—Sensitivities
IRR—PURCHASE PREMIUM VS. EXIT MULTIPLE IRR—LEVERAGE MULTIPLE VS. EXIT MULTIPLE
($ in millions, except per share data)
IRR—PURCHASE PREMIUM VS. FEES / SEVERANCE
Note: Assumes 6.5x exit multiple
($ in millions, except per share data)
($ in millions, except per share data)
Note: Assumes 6.7x 2010E purchase multiple ($10.86 per share)
Note: Returns calculations assume a 10% management warrants at exit
Note: Assumes 5.5x cumulative adjusted leverage
2010E Purchase Purchase Exit Multiple
Multiple Price Premium 5.5x 6.0x 6.5x 7.0x 7.5x 8.0x
6.1x $4.00 (63.2%) 23.5% 27.4% 30.8% 34.0% 37.0% 39.7%
6.3x 6.00 (44.8%) 20.0% 23.7% 27.1% 30.1% 33.0% 35.6%
6.4x 8.00 (26.3%) 16.9% 20.5% 23.8% 26.8% 29.6% 32.2%
6.6x 10.00 (7.9%) 14.5% 18.1% 21.3% 24.2% 26.9% 29.5%
6.8x 12.00 10.5% 12.1% 15.5% 18.7% 21.6% 24.2% 26.7%
7.0x 14.00 28.9% 9.9% 13.3% 16.4% 19.2% 21.8% 24.2%
7.2x 16.00 47.3% 7.9% 11.2% 14.3% 17.1% 19.6% 22.0%
7.3x 18.00 65.7% 6.3% 9.6% 12.6% 15.4% 17.9% 20.2%
2010E Purchase Purchase Est. Fees and Expenses (incl. 280G)
Multiple Price Premium $0 $10 $20 $30 $40 $50 $60 $70
6.1x $4.00 (63.2%) 33.8% 32.5% 31.4% 30.3% 29.3% 28.3% 27.3% 26.4%
6.3x 6.00 (44.8%) 30.0% 29.0% 28.0% 27.1% 26.1% 25.3% 24.4% 23.6%
6.4x 8.00 (26.3%) 26.8% 25.9% 25.0% 24.2% 23.4% 22.6% 21.9% 21.1%
6.6x 10.00 (7.9%) 24.0% 23.2% 22.4% 21.6% 20.9% 20.2% 19.5% 18.9%
6.8x 12.00 10.5% 21.4% 20.7% 20.0% 19.3% 18.7% 18.1% 17.4% 16.8%
7.0x 14.00 28.9% 19.1% 18.5% 17.9% 17.2% 16.7% 16.1% 15.5% 15.0%
7.2x 16.00 47.3% 17.1% 16.5% 15.9% 15.3% 14.8% 14.3% 13.8% 13.3%
7.3x 18.00 65.7% 15.2% 14.6% 14.1% 13.6% 13.1% 12.6% 12.1% 11.7%

[ 52 ]
Illustrative Leveraged Buyout Analysis (cont.)
Pro Forma Credit Statistics
CREDIT STATISTICS AND DEBT PAYDOWN
Quarter Ended Fiscal Year Ended December 31,
($ in millions)
6/30/10 9/30/10 12/31/10 2011E 2012E 2013E 2014E
Total Debt $885 $850 $845 $776 $689 $589 $478
Total Debt / Adj. EBITDA 4.9x 4.7x 4.7x 4.0x 3.4x 2.7x 2.1x
Net Debt $872 $837 $832 $763 $676 $576 $465
Net Debt / Adj. EBITDA 4.8x 4.6x 4.6x 3.9x 3.3x 2.7x 2.1x
Adj. EBITDA / Cash Interest Expense 2.4x 2.4x 2.6x 2.9x 3.4x 3.9x
(Adj. EBITDA - CapEx) / Cash Interest Expense 2.0x 2.0x 2.0x 2.4x 2.8x 3.3x
Levered Free Cash Flow $35 $6 $69 $87 $100 $112
Cumulative Levered Free Cash Flow $35 $40 $109 $196 $296 $407
Net Debt Paydown ($35) ($6) ($69) ($87) ($100) ($112)
Cumulative Net Debt Paydown - $ (35) (40) (109) (196) (296) (407)
Cumulative Net Debt Paydown - % 4.0% 4.6% 12.5% 22.4% 33.9% 46.7%

Appendix

A. Additional Information

[ 55 ]
WACC Analysis—Restaurants
BETA DERIVATION—RESTAURANTS
Source: Capital IQ, Public filings, Bloomberg
Note:
1 Two-year weekly adjusted beta
($ in millions, except per share data)
Current 2-Year
Levered Market Debt / Equity / Debt / Unlevered
Ticker Company Beta ¹ Total Debt Cap Equity Cap Cap Beta
EAT Brinker International Inc. 1.61 $590.2 $1,852.2 57.8% 63.4% 36.6% 1.10
DRI Darden Restaurants, Inc. 1.15 1,692.8 6,156.2 45.4% 68.8% 31.2% 0.86
CHUX O'Charley's Inc. 1.46 121.0 154.1 152.1% 39.7% 60.3% 0.76
RRGB Red Robin Gourmet Burgers Inc. 1.36 170.2 318.2 78.4% 56.1% 43.9% 0.82
RT Ruby Tuesday, Inc. 1.82 322.4 687.3 314.0% 24.2% 75.8% 0.55
TXRH Texas Roadhouse Inc. 0.95 89.4 1,023.1 18.5% 84.4% 15.6% 0.84
BJRI BJ's Restaurants Inc. 1.04 2.5 654.4 1.7% 98.3% 1.7% 1.04
CPKI California Pizza Kitchen Inc. 1.18 10.0 500.9 17.0% 85.5% 14.5% 1.08
CAKE The Cheesecake Factory Incorporated 1.36 100.0 1,578.7 34.5% 74.4% 25.6% 1.07
PFCB PF Chang's China Bistro Inc. 1.03 41.7 999.2 10.4% 90.5% 9.5% 0.96
MSSR McCormick & Schmick's Seafood Restaurants, Inc. 1.54 16.1 140.2 30.8% 76.5% 23.5% 1.30
MRT Morton's Restaurant Group Inc. 1.13 66.0 104.7 115.0% 46.5% 53.5% 0.65
RUTH Ruth's Hospitality Group Inc. 1.95 74.0 199.7 264.7% 27.4% 72.6% 0.75
Mean 87.7% 64.3% 35.7% 0.91
Median 45.4% 68.8% 31.2% 0.86
Lion (Total Company) 1.29 $1,060.6 $358.2 485.1% 17.1% 82.9% 0.30

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Inputs Based on
WACC Comparables Company
Long-Term Risk Free Rate ¹ Rf 3.2% 3.2%
Market Risk Premium ² MRP 6.7% 6.7%
Small Cap Premium ² SP 2.0% 2.8%
Median Unlevered Beta of Comparables Ba 0.86 0.86
Tax Rate t 39.0% 39.0%
Weight of Debt Wd 31.2% 60.0%
Weight of Equity We 68.8% 40.0%
Levered Equity Beta Be 1.10 1.65
Cost of Debt ³ Kd 6.0% 9.7%
Cost of Equity
Levered Equity Beta Be 1.10 1.65
Market Risk Premium ² MRP 6.7% 6.7%
Industry Risk Premium Rm 7.4% 11.0%
Small Cap Premium ² SP 2.0% 2.8%
Long-Term Risk Free Rate ¹ Rf 3.2% 3.2%
Cost of Equity Ke 12.6% 17.0%
WACC (Kd * (1-t) * Wd + Ke * We) 9.8% 10.2%
WACC Analysis—Restaurants (cont.)
WEIGHTED AVERAGE COST OF CAPITAL CALCULATION—RESTAURANTS
Source: Capital IQ, Public filings, Bloomberg
Notes:
1 10-Year U.S. Treasury note rate
2 Ibbotson Associates report (2010)
3 Cost of debt based on current yields of selected debt comparables and current Lion parent debt

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WACC Analysis—Gaming
BETA DERIVATION—GAMING
Source: Capital IQ, Public filings, Bloomberg
Notes:
1 Two-year weekly adjusted beta
2 Penn National equity assumes conversion of the company’s $1.25bn preferred into 27.8mm shares at the current share price per the company’s public filings
($ in millions, except per share data)
Current 2-Year
Levered Total Market Debt / Equity / Debt / Unlevered
Ticker Company Beta ¹
Book Debt
Cap Equity Cap Cap Beta
ASCA Ameristar Casinos Inc. 1.92 $1,641.7 $1,086.9 209.2% 32.3% 67.7% 0.84
BYD Boyd Gaming Corp ³ 2.05 3,202.4 1,111.6 416.0% 19.4% 80.6% 0.58
ISLE Isle of Capri Casinos Inc. 1.63 1,232.0 305.6 733.2% 12.0% 88.0% 0.28
MCRI Monarch Casino & Resort Inc. 1.65 41.0 182.7 33.2% 75.1% 24.9% 1.35
PENN Penn National Gaming 2 1.68 2,302.8 2,700.9 93.9% 51.6% 48.4% 1.06
PNK Pinnacle Entertainment Inc. 2.20 1,106.6 707.1 187.8% 34.7% 65.3% 1.03
Mean 278.9% 37.5% 62.5% 0.86
Median 198.5% 33.5% 66.5% 0.93
Lion (Total Company) 1.29 $1,060.6 $358.2 485.1% 17.1% 82.9% 0.30

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Inputs Based on
WACC Comparables Company
Long-Term Risk Free Rate ¹ Rf 3.2% 3.2%
Market Risk Premium ² MRP 6.7% 6.7%
Small Cap Premium ² SP 2.6% 2.8%
Median Unlevered Beta of Comparables Ba 0.93 0.93
Tax Rate t 39.0% 39.0%
Weight of Debt Wd 66.5% 85.0%
Weight of Equity ³ We 33.5% 15.0%
Levered Equity Beta Be 2.07 4.16
Cost of Debt ³ Kd 8.0% 12.2%
Cost of Equity
Levered Equity Beta Be 2.07 4.16
Market Risk Premium ² MRP 6.7% 6.7%
Industry Risk Premium Rm 13.8% 27.9%
Small Cap Premium ² SP 2.6% 2.8%
Long-Term Risk Free Rate ¹ Rf 3.2% 3.2%
Cost of Equity Ke 19.6% 33.9%
WACC (Kd * (1-t) * Wd + Ke * We) 9.8% 11.4%
WACC Analysis—Gaming (cont.)
WEIGHTED AVERAGE COST OF CAPITAL CALCULATION—GAMING
Source: Capital IQ, Public filings, Bloomberg
Notes:
1 10-Year U.S. Treasury note rate
2 Ibbotson Associates report (2010)
3 Cost of equity based on the Company’s current capital structure assumes some option value in the current equity.  The cost of debt is based on current yields of selected debt comparables and current Goose debt

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Illustrative Corporate and Non-Strategic Real Estate Analysis
Moelis and the Special Committee reviewed potential additional value from corporate and non-strategic real estate
CORPORATE AND NON-STATEGIC REAL ESTATE
Analysis assumes that a sale-leaseback market is available for non-revenue producing office space
Estimated value of ~$25mm before potential tax payments due upon a sale
Also, Lion is assumed to lease-back corporate real estate upon a potential sale
Quarter Ended Fiscal Year Ended December 31,
($ in millions)
9/30/10 12/31/10 2011E 2012E 2013E 2014E Terminal
Corporate Real Estate Value $13.0
Assumed Cap Rate 10.5%
Rent Expense $1.4
Tax Rate 39.0%
Rent Expense (After-Tax) $0.8
Annual Escalator 2.0%
Additional Rent Expense $0.3 $0.3 $1.4 $1.4 $1.4 $1.5 $1.5
Tax Savings (0.1) (0.1) (0.5) (0.6) (0.6) (0.6) (0.6)
Additional Rent Expense After -Tax $0.2 $0.2 $0.8 $0.9 $0.9 $0.9 $0.9
Terminal Value (10.5% Discount Rate ¹ / 2.0% Perpetuity Growth Rate) $10.8
Total Additional Rent Expense $10.2
Additional Real Estate Summary
Corporate Real Estate 13.0
Non-Strategic Real Estate 21.7
Total Gross Value Before New Rent $34.7
Additional Rent Expense (10.2)
Gross Real Estate Value ² $24.5
Notes:
1 Based on Lion’s current blended cost of debt
2 Gross of potential tax payments due upon sale

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Contact Information
Moelis & Company LLC is a U.S.-registered broker dealer and a member of FINRA & SIPC.
Moelis & Company LLC
1999 Avenue of the Stars, Suite 1900
Los Angeles, CA 90067
Tel:  310-443-2300
399 Park Avenue, 5    Floor
New York, NY 10022
Tel:  212-883-3800
Condor House
10 St. Paul’s Churchyard, Floor 1
London EC4M8AL
Tel:  44-207-634-3500
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